10322461924-v10 70-41097754
Exhibit 4.20
High-trigger loss-absorbing additional tier 1 capital instrument
Issuer UBS Group AG
ISIN
US902613BS60 (144A) / USH42097FF95 (Reg S)
Issue Date 05.08.2025
Currency
USD
Nominal (million) 1,250
Interest Rate
7.000% 1
Maturity Date perpetual
Call Dates
any
time
during
the
six-month
period
from
(and
including)
5
February 2035
to (and
including) 5
August 2035
or on
any Reset
Date thereafter
1
Rate subject to change after first reset date.

10322461924-v10 70-41097754
TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group AG are as follows:
1.
DEFINITIONS
" Acquiror
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).
"
Additional
Amounts
"
has
the
meaning
assigned
to
such
term
in
clause (b)
of
Condition 10 ( Taxation ).
"
Additional Tier 1
Capital
" means,
at any
time, any
item that
qualifies as
additional tier 1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment
Spread
"
means,
with
respect
to
any
Alternative
Benchmark
Rate
determined
in
accordance
with
the
provisions
of
Condition 5(c)
(
Interest
–
Benchmark
replacement ), a spread (which may be positive or negative), or a formula or methodology for
calculating
such
a
spread,
applied
to
such
Alternative
Benchmark
Rate
in
order
to
reduce
or
eliminate,
to
the
extent
reasonably
practicable
in
the
circumstances,
any
economic prejudice or benefit (as applicable) to Holders as a result of the replacement of
the Existing Benchmark Rate with such Alternative Benchmark Rate.
" Affected Reset Interest Period " has the meaning assigned to such term in subclause (i)
of Condition 5(c) ( Interest – Benchmark replacement ).
" Agent Insolvency Event
" has the meaning assigned
to such term in subclause (c)(ii)
of
Condition 9 ( Payments; Agents ).
" Agents " means the Fiscal Agent, the Registrar, the Calculation Agent, the Swiss Paying
Agent and any other agent from time to
time appointed pursuant to the terms of
the Fiscal
Agency Agreement, and the Settlement Agent.
" Alternative Benchmark Rate
" has
the meaning assigned
to such term
in subclause (i)
of Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative
Loss
Absorption
Date
"
has
the
meaning
assigned
to
such
term
in
Condition 7(e) (
Trigger Event and Viability
Event – Alternative loss absorption
).
" Alternative MMSR Page
" has the meaning
assigned to such term
in subclause (v)(A) of
Condition 5(c) ( Interest – Benchmark replacement ).
" Alternative Relevant Time " has the meaning assigned to such term in subclause (v)(A)
of Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved
Entity
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Auditor
" means the
accounting firm
(i) appointed by
the Board of
Directors of
the Group
Holding Company or
the shareholders of
the Group Holding
Company,
as the case
may
be, to
provide, among
other things,
audit and/or
review opinions
on the
Group Holding
Company's
financial
statements,
and
(ii) approved
by
FINMA
in
accordance
with
the
Financial
Market
Supervisory
Act
(
Finanzmarktaufsichtsgesetz
)
of
22 June
2007,
as
amended and as may be further amended from time to time.
" Authorised Signatories
" means any
two authorised officers
of the Issuer
signing jointly.
" Balance Sheet Date
" means (i) with
respect to any
Ordinary Publication Date,
the cut-
off
date
for
the
measurement
of
the
CET1 Ratio
in
the
Quarterly
Financial
Accounts
published on
such Ordinary Publication
Date, and
(ii) with respect
to any
Extraordinary
Publication Date, the cut-off date for the Reviewed Interim Measurement published upon the instruction of FINMA on such Extraordinary Publication Date.

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70-41097754
" Bankruptcy Event
" means any of the following events
with respect to the Issuer: (i) the
adjudication of bankruptcy ( Konkurseröffnung ) pursuant to articles 171, 189, 190, 191 or
192
of
the
DEBA,
(ii) the
opening
of
restructuring
proceedings
(
Sanierungsverfahren )
pursuant to
articles 28 to
32 of
the Swiss
Banking Act
or pursuant
to any
successor or
analogous Swiss law
or regulation applicable
to bank holding
companies in Switzerland
such as
UBS Group
AG (any
such proceedings,
"
Restructuring Proceedings "), and/or
(iii) the ordering of liquidation proceedings
(
Liquidation
) pursuant to articles 33 to
37g of
the Swiss Banking Act or pursuant to any successor or analogous Swiss law or regulation applicable to bank holding companies
in Switzerland such as UBS Group
AG;
provided ,
however
,
that
none
of
the
following
will
constitute
a
Bankruptcy
Event:
(x) mere
debt
collection proceedings ( Betreibungsverfahren ) pursuant to article 38 et seq.
of the DEBA,
(y) proceedings
in
connection
with
a
freezing
order
(
Arrestverfahren
)
pursuant
to
article 271
et
seq.
of
the
DEBA,
and/or
(z) the
ordering
of
protective
measures
( Schutzmassnahmen
) pursuant to
article 26 of the
Swiss Banking Act
or pursuant to
any
successor or analogous Swiss
law or regulation applicable
to bank holding companies
in
Switzerland
such
as
UBS
Group
AG
(any
such
measures,
"
Protective
Measures
"),
including, in the case
of each of subclauses (x),
(y) and (z), any
steps (other than any
steps
described
in
clauses (i)
through
(iii)
of
this
definition)
taken
under
or
in
connection
therewith.
"
BIS
Regulations
"
means,
at
any
time,
the
capital
adequacy
standards
and
guidelines
promulgated by
the Basel
Committee on
Banking Supervision,
as implemented
by FINMA
in Switzerland at such time.
" BIS Risk Weighted Assets
" means, as
of any Balance
Sheet Date, the
aggregate amount,
in
the
Presentation
Currency,
of
risk-weighted
assets
of
the
Group
as
of
such
Balance
Sheet
Date,
as
determined
by
the
Group
Holding
Company
pursuant
to
the
BIS
Regulations applicable
to the
Group Holding
Company as
of such
Balance Sheet
Date,
and as
(i) disclosed in
the Quarterly
Financial Accounts
published on
the relevant
Ordinary
Publication
Date
or
(ii) may
be
disclosed
as
a
component
of
the
Reviewed
Interim
Measurement
published
upon
the
instruction
of
FINMA
on
the
relevant
Extraordinary
Publication
Date,
as
applicable.
For
the
avoidance
of
doubt,
the
term
"
risk-weighted
assets
"
as
used
in
this
definition
has
the
meaning
assigned
to
such
term
in
the
BIS
Regulations in effect as of the relevant Balance Sheet Date.
" Business Day
" means
a day (other
than a Saturday
or a Sunday)
on which commercial
banks and
foreign exchange
markets settle
payments and
are open
for general
business
(including, without limitation, dealing in
foreign exchange and foreign currency
deposits)
in
(i) for
purposes
of
the
definitions
of
the
terms
"Extraordinary
Publication
Date",
"Higher-Trigger
Amount"
and
"Ordinary
Publication
Date",
Zurich,
and
(ii) otherwise,
New York City and Zurich.
" Calculation Agent
" means UBS
AG, in its
capacity as calculation
agent for the
Notes,
and includes any successor
calculation agent for the
Notes appointed in accordance
with
the terms of the Fiscal Agency Agreement.
" Calculation Amount " means USD 1,000.
"
Capital
Adequacy
Ordinance
"
means
the
Swiss
Ordinance
concerning
Capital
Adequacy
and
Risk
Diversification
for
Banks
and
Securities
Firms
of
1 June
2012,
as
amended and as
may be further
amended from time
to time, or
any successor Swiss
law
or regulation.
" Cash Distribution
" means any
dividend or distribution
in respect of
the Ordinary Shares
that is
to be
paid or
made to
Shareholders as
a class
in cash
(in whatever
currency) and
however described
and whether
payable out
of share
premium account, profits,
retained
earnings
or
any
other
capital
or
revenue
reserve
or
account,
and
including
any
cash
distribution or payment to Shareholders upon
or in connection with a reduction
of capital.
For the avoidance
of doubt, the
term "Cash Distribution"
does not include
consideration
paid or any other payments made by UBS Group AG or any of its affiliates in connection with the repurchase
of Ordinary Shares
in connection with
any share buyback
programme.

10322461924-v10

70-41097754
" Certificate
" means a Global
Certificate and/or a Definitive
Certificate, as the case
may
be.
" CET1 Capital
"
means,
as
of
any
Balance
Sheet
Date,
the
aggregate
amount,
in
the
Presentation Currency, of items that constitute common equity tier 1 capital of the Group as
of
such
Balance Sheet
Date,
less
any
deductions
from
common
equity
tier 1
capital
required to be made, in
each case as determined
by the Group Holding
Company pursuant
to
the
BIS
Regulations
applicable
to
the
Group
Holding
Company
as
of
such
Balance
Sheet
Date,
and
as
(i) disclosed
in
the
Quarterly
Financial
Accounts
published
on
the
relevant
Ordinary
Publication
Date
or
(ii) may
be
disclosed
as
a
component
of
the
Reviewed Interim Measurement
published upon the instruction
of FINMA on the
relevant
Extraordinary
Publication
Date,
as
applicable.
For
the
avoidance
of
doubt,
the
term
"
common equity
tier
1 capital
" as
used in
this definition
has the
meaning assigned
to
such term in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as
of any Balance
Sheet Date, the
CET1 Capital as of
such Balance
Sheet
Date,
divided
by
the
BIS
Risk
Weighted
Assets
as
of
such
Balance
Sheet
Date,
expressed as
a percentage,
such ratio
(or the
components thereof)
as determined
by the
Group
Holding
Company,
and
(i) as
disclosed
in
the
Quarterly
Financial
Accounts
published on
the relevant
Ordinary Publication
Date or
(ii) constituting (or
as disclosed
in) the Reviewed Interim Measurement
published upon the instruction of
FINMA on the
relevant Extraordinary Publication Date, as applicable.
" Clearstream, Luxembourg " means Clearstream Banking S.A.
" Code
"
has
the
meaning
assigned
to
such
term
in
subclause (c)(iii)
of
Condition 10
( Taxation ).
"
Compliant
Securities
"
means
securities
issued
by
UBS
Group
AG
or
any
of
its
subsidiaries that
have economic
terms not
materially less
favourable to
a Holder
than these
Terms and Conditions (as reasonably determined by the Issuer), provided that:
(a)
such
securities
(i) include
terms
that
provide
for
the
same
interest
rate
and
principal from
time to
time applying
to the
Notes, (ii) rank
pari passu
with the
Notes and (iii) preserve any existing rights
under these Terms
and Conditions to
any accrued and unpaid interest that has not been satisfied;
(b)
where such securities are issued by a subsidiary of
UBS Group AG, UBS Group
AG
has
irrevocably
and
unconditionally
guaranteed
to
the
holders
of
such
securities, on
a subordinated
basis corresponding
mutatis mutandis to Condition 4
( Status and Subordination
), the due
and punctual payment
of all amounts
due and
payable
by
such
subsidiary
under,
or
in
respect
of,
such
securities
pursuant
to
article 111 of the Swiss Code;
(c)
where the Notes that
have been substituted or
amended were listed immediately
prior to their substitution or
amendment, such securities are listed on
(i) the SIX
Swiss
Exchange
or
(ii) such
other
internationally
recognised
stock
exchange
selected by the Issuer; and
(d)
where the
Notes that
have been
substituted or
amended were
rated by
a
rating
agency
immediately prior
to such
substitution or
amendment, each
such rating
agency has ascribed,
or announced its
intention to ascribe
and publish, an
equal
or higher rating to such securities.
" Conversion
" has
the meaning
given to
it in
Condition 8(a) (
Conversion –
Conversion
upon
a
Trigger
Event
or
a
Viability
Event
),
and
"convert"
and
"converted"
shall
be
construed accordingly.
" Conversion Capital " means conversion capital ( Wandlungskapital ) within the meaning of the Swiss Banking Act.

10322461924-v10

70-41097754
" Conversion Date
" means, with
respect to any
Conversion, the Trigger
Event Conversion
Date or the Viability Event Conversion Date, as applicable.
"
Conversion
Price
"
means
USD 33.74,
subject
to
any
adjustment
in
accordance
with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current
Issuer
" has
the meaning
assigned to
such term
in clause
(a) of
Condition 15
( Issuer Substitution ).
" Current Market Price
" means, in respect of an Ordinary Share
at a particular date, the
average of the daily Volume Weighted Average
Price of an Ordinary Share
on each of the
five consecutive dealing
days (or,
for the purposes
of subclause (i)(D) of
Condition 8(d)
(
Conversion – Anti-dilution adjustment of
the Conversion Price
), 10 consecutive dealing
days)
ending
on
the
dealing
day
immediately
preceding
such
date
(such
period,
the
"
Reference
Period
"), provided
that,
if
at
any
time
during
the
Reference
Period
the
Volume
Weighted Average
Price shall have been based on a price
ex-dividend (or ex-any
other
entitlement)
and
during
some
other
part
of
the
Reference
Period
the
Volume
Weighted Average Price shall have
been based
on a
price cum-dividend
(or cum-
any other
entitlement), then:
(a)
if the Ordinary Shares to be issued and delivered do not rank for the dividend (or entitlement)
in
question,
the
Volume
Weighted
Average
Price
on
the
dates
on
which
the
Ordinary
Shares
were
based
on
a
price
cum-dividend
(or
cum-
any
other entitlement) shall,
for the
purposes of
this definition, be
deemed to be
the
amount thereof reduced by an
amount equal to the Fair
Market Value of any such
dividend
or
entitlement
per
Ordinary
Share
as
at
the
date
of
first
public
announcement
relating
to
such
dividend
or
entitlement,
in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding
or
deduction
required to be made for or on account of tax, and disregarding any associated tax credit; or
(b)
if
the
Ordinary Shares
to
be
issued
and
delivered do
rank for
the
dividend
(or
entitlement)
in
question,
the
Volume
Weighted
Average
Price
on
the
dates
on
which the
Ordinary Shares were
based on
a price
ex-dividend (or
ex- any
other
entitlement) shall, for the purposes
of this definition, be deemed
to be the amount
thereof
increased
by
an
amount
equal
to
the
Fair
Market
Value
of
any
such
dividend
or
entitlement
per
Ordinary
Share
as
at
the
date
of
first
public
announcement
relating
to
such
dividend
or
entitlement,
in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding
or
deduction
required to be made for or on account of tax, and disregarding any associated tax credit;
and provided , further
that,
if
on
each
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause (i)(D)
of
Condition 8(d)
(
Conversion
–
Anti-dilution
adjustment
of
the
Conversion
Price
),
the
10 dealing
days)
in
the
Reference
Period
the
Volume
Weighted
Average
Price
was
based on
a price
cum-dividend (or
cum-any other
entitlement) in
respect of
a dividend
(or other
entitlement) that
has been
declared or
announced but
the Ordinary
Shares to
be issued
and delivered
do not rank for that dividend (or other
entitlement), the Volume
Weighted Average
Price on each
of such dates shall, for
the purposes of this
definition, be deemed to be
the amount thereof reduced
by an
amount equal
to the
Fair Market
Value
of any
such dividend
or entitlement
per Ordinary
Share as at
the date of
first public announcement relating
to such dividend
or entitlement, in
any
such case, determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit;
and provided , further
that,
if
the
Volume
Weighted
Average
Price of
an Ordinary
Share
is
not
available
on
one
or
more
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause (i)(D)
of
Condition 8(d) (
Conversion –
Anti-dilution adjustment
of the
Conversion Price
),
the 10 dealing
days) in the
Reference Period
(disregarding for
this purpose
the proviso to
the definition
of Volume
Weighted
Average
Price),
then
the
average
of
such
Volume
Weighted
Average
Prices
that
are
available in the
Reference Period shall
be used (subject
to a minimum
of two such
prices) and if

10322461924-v10

70-41097754
only one,
or no,
such Volume
Weighted
Average
Price is
available in
the Reference
Period, the
Current Market Price shall be determined by an Independent Adviser.
"
Day Count
Fraction
" means,
in respect of
any period
(the "
Calculation Period "), the
number of days in the Calculation Period divided by 360 calculated on a formula basis as follows:
where:
" Y
1
" is the
year, expressed
as a number,
in which the
first day of
the Calculation Period
falls;
" Y
2
" is the year,
expressed as a number,
in which the day immediately following
the last
day included in the Calculation Period falls;
" M
1
"
is
the
calendar
month,
expressed
as
a
number,
in
which
the
first
day
of
the
Calculation Period falls;
" M
2
" is the
calendar month, expressed
as number, in
which the day
immediately following
the last day included in the Calculation Period falls;
" D
1
" is
the first
calendar day,
expressed as
a number,
of the
Calculation Period,
unless
such number would be 31, in which case D
1
will be 30; and
" D
2
"
is
the
calendar
day,
expressed
as
a
number,
immediately
following
the
last
day
included in the Calculation
Period, unless such
number would be 31
and D
1
is greater than
29, in which case D
2
will be 30.
"
dealing
day
"
means
a
day
on
which
the
Relevant
Stock
Exchange
or
relevant
stock
exchange or securities market is open for
business and on which Ordinary Shares
or other
securities, options,
warrants or
other rights
(as the
case may
be) may
be dealt
in (other
than a day on
which the Relevant Stock
Exchange or relevant
stock exchange or securities
market is scheduled to or does close prior to its regular weekday closing time).
" DEBA
"
means
the
Swiss
Federal
Debt
Enforcement
and
Bankruptcy
Act
of
11 April
1889, as amended and as may be further amended from time to time.
"
Definitive
Certificate
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 2(c) ( Amount, Denomination and Form – Definitive Certificates ).
" Depositary
" means DTC or any other Relevant Clearing System outside of
Switzerland
designated as
Depositary by
the Issuer;
provided , however
, that,
irrespective of
the number
of Regulation S Global
Certificates and/or Rule 144A
Global Certificates, as
the case may
be, outstanding, there will be no more than one Depositary for the Notes at any time.
" Distributable Items
" means, in
respect of any
Interest Payment Date,
the aggregate of
(i) net profits carried
forward and (ii) freely
distributable reserves, in
each case, less any
amounts that must
be contributed to
legal reserves under
applicable law, all in UBS
Group
AG's reporting currency and as appearing in the Relevant Accounts.
"
Distribution
Compliance
Period
"
means
the
40-day
period
commencing
on
(and
including) the later of
(i) the day on
which the Notes
are first offered to
Persons other than
distributors (as defined in
Regulation S under the
US Securities Act), and
(ii) the day on
which the closing of the offering of the Notes occurs.
" DTC " means The Depository Trust Company.

10322461924-v10

70-41097754
"
EEA
Regulated
Market
"
means
a
market
as
defined
by
Article 4.1(21)
of
Directive
2014/65/EU
of
the
European
Parliament
and
of
the
Council
on
markets
on
financial
instruments.
" Effective Date
" has the
meaning assigned to
such term in
subclause (i)(C) or (i)(D),
as
applicable, of
Condition 8(d) (
Conversion –
Anti-dilution adjustment
of the
Conversion
Price ).
" Euroclear " means Euroclear Bank SA/NV.
" Event of Default
" has the
meaning assigned to
such term in
clause (a) of Condition 12
( Events of Default ).
" Exempt Reorganisation " means a Reorganisation where, immediately after completion of
the
relevant
proceedings,
the
ordinary
shares
or
units
or
equivalent
of
Newco
(or
depositary
or
other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco)
are
(i) admitted
to
trading
on
the
Relevant
Stock
Exchange
or
(ii) admitted to
listing on
such other
Recognised Stock
Exchange as
UBS Group
AG or
Newco may determine.
"
Existing Benchmark
Rate
" has
the meaning
assigned to
such
term in
Condition 5(c)
( Interest – Benchmark replacement ).
" Existing Shareholders
" has the
meaning assigned to
such term in
the definition of
the
term "Reorganisation".
" Extraordinary Distribution
" means any Cash Distribution (i)
that is expressly declared
by UBS
Group AG
to be
an extraordinary
or special
dividend or
an extraordinary
or special
distribution to
Shareholders as
a class
or any
analogous or
similar term,
and (ii)
the amount
of which exceeds the arithmetic average
of the ordinary dividend per Ordinary
Share paid
by UBS
Group AG
in the
three most
recently preceding
calendar years
(each such
ordinary
dividend
translated,
if
necessary,
into
the
currency
in
which
the
applicable
Cash
Distribution
is
expressed
at
the
Prevailing
Rate
on
the
date
on
which
such
ordinary
dividend was paid) by more than 25 per cent.
"
Extraordinary
Publication
Date
"
means
the
Business
Day
on
which
a
Reviewed
Interim
Measurement
is
published
upon
the
instruction
of
FINMA,
after
FINMA
has
determined
that
the
conditions
for
issuing
a
Trigger
Event
Notice
in
accordance
with
Condition 7 ( Trigger Event and Viability Event ) have been met.
"
Extraordinary Trigger
Event Notice Date
" has the
meaning assigned to
such term in
subclause (i)
of
Condition 7(b)
(
Trigger
Event
and
Viability
Event
–
Trigger
Event
Notice ).
"
Fair Market
Value
" means,
with respect
to any
property on
any date
(the "
Relevant
Valuation Date
"), the fair market value
of that property as determined
by an Independent
Adviser, provided
that:
(a)
the Fair Market Value of a cash amount shall be the amount of such cash;
(b)
where securities, options,
warrants or other
rights are publicly
traded on a
stock
exchange
or
securities
market
of
adequate
liquidity
(as
determined
by
an
Independent Adviser), the Fair Market Value (i) of such securities shall equal the arithmetic mean of the daily Volume Weighted
Average Prices of such securities
and (ii) of such options,
warrants or other rights
shall equal the
arithmetic mean
of the daily closing prices of such options, warrants or other rights, in the case of each
of
subclauses (i)
and
(ii),
during
the
period
of
five
dealing
days
on
the
relevant stock exchange
or securities market
commencing on the
later of (x) the
applicable Relevant
Valuation
Date and
(y) the first
dealing day
on which
such
securities, options,
warrants or
other rights
are publicly
traded, or
such shorter
period as such
securities, options, warrants
or other rights
are publicly traded;
and

10322461924-v10

70-41097754
(c)
where
securities,
options,
warrants
or
other
rights
are
not
publicly
traded
on
a
stock exchange or securities market
of adequate liquidity (as aforesaid), the
Fair
Market
Value
of
such
securities,
options,
warrants
or
other
rights
shall
be
determined
by
an
Independent
Adviser,
on
the
basis
of
a
commonly
accepted
market
valuation
method
and
taking
account
of
such
factors
as
it
considers
appropriate, including the market price per Ordinary Share, the dividend yield of an Ordinary
Share, the
volatility of
such market
price, prevailing
interest rates
and the terms of such securities, options, warrants or other rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined pursuant
to the above shall
be translated into the
Relevant Currency (if
expressed in a currency other
than the Relevant Currency) at
the Prevailing Rate on
the Relevant
Valuation
Date.
In
addition,
in
the
case
of
clause (a)
above,
the
Fair
Market
Value
shall
be
determined on a gross
basis and disregarding any
withholding or deduction
required to be made
on
account of tax, and disregarding any associated tax credit.
"
Final
Cancellation
Date
"
means
the
date
specified
in
the
Trigger
Event
Notice
or
a
Viability Event Notice, as
applicable, as being the date on which any Notes in relation to which no valid Settlement Shares Settlement
Notice has been received by
the Settlement
Share Depository (or
its designated agent(s))
on or before
the Settlement Notice
Cut-off
Date
shall
be
cancelled,
which
date
is
expected
to
be
no
more
than
12 Business
Days
following the Settlement Notice Cut-off Date.
" FINMA
"
means
the
Swiss
Financial
Market
Supervisory
Authority
FINMA
and
any
successor thereto.
" First Call Date " means 5 February 2035.
" First Reset Date " means 5 August 2035.
" Fiscal Agency Agreement " means the fiscal agency agreement dated as of 10 February
2021, among the Issuer, the Fiscal Agent, the Registrar,
the Calculation Agent, the Swiss
Paying
Agent
and
the
other
Agents
from
time
to
time
party
thereto,
as
amended
by
Amendment No.
1 thereto
dated as
of 2
January 2025,
and as
may be
further amended,
supplemented or otherwise modified from time to time.
" Fiscal Agent
" means Deutsche Bank Trust
Company Americas, in its capacity
as fiscal
agent for
the Notes,
and includes
any successor
fiscal agent
for the
Notes appointed
in
accordance with the terms of the Fiscal Agency Agreement.
" Fixed Interest Rate " means 7.000 per cent. per annum.
"
Former
Residence
"
has
the
meaning
assigned
to
such
term
in
subclause (a)(v)
of
Condition 15 ( Issuer Substitution ).
" Global Certificate
" means a
Regulation S Global
Certificate and/or Rule 144A
Global
Certificate, as the case may be.
"
Going-Concern LR
Requirement
" means
a requirement
under National
Regulations for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-concern
capital
(
Eigenmittel
zur
ordentlichen
Weiterführung
der
Bank
),
which
amount is set by
reference to the
leverage ratio (
Höchstverschuldungsquote ) of such bank.
"
Going-Concern RWA
Requirement
" means a requirement under National Regulations
for systemically relevant
banks (
systemrelevante Banken
) to hold
a minimum amount
of
going-concern
capital
(
Eigenmittel
zur
ordentlichen
Weiterführung
der
Bank
),
which
amount is
set by
reference to
the risk
weighted assets
(
risikogewichtete Positionen
) of
such
bank.
"
Governmental
Entity
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).

10322461924-v10

70-41097754
" Group
"
means, at
any
time, the
Group Holding
Company and
all its
subsidiaries
and
other
entities
that
are
included
in
the
Group
Holding
Company's
consolidated
capital
adequacy reports prepared pursuant to National Regulations.
" Group Holding Company " means, at any time, the top Swiss holding company at such time of
the financial
group to
which UBS
Group AG
belongs for
purposes of
preparing
consolidated capital
adequacy reports
pursuant to
National Regulations.
As at
the Issue
Date, the Group Holding Company is UBS Group AG.
"
Higher-Trigger
Amount
"
means,
as
of
any
Publication
Date,
the
sum
of
(i) the
maximum portion of the aggregate
principal amount, in the Presentation Currency
of the
Quarterly Financial Accounts or
Reviewed Interim Measurement, as
the case may be,
to
which
such
Publication
Date
relates,
of
all
Higher-Trigger
Contingent
Capital,
if
any,
outstanding on the relevant Balance Sheet
Date that could be converted into
equity and/or
fully
or
partially written
down, or
otherwise operate
to
increase the
CET1 Capital, if
a
Higher-Trigger
Write-down/Conversion
Notice
were
delivered
in
accordance
with
the
terms
thereof,
and
(ii) the
maximum
portion
of
the
aggregate
principal
amount,
in
the
Presentation
Currency
of
the
Quarterly
Financial
Accounts
or
Reviewed
Interim
Measurement, as the
case may be,
to which such Publication
Date relates, of
all Higher-
Trigger Contingent Capital, if any, issued after the relevant Balance Sheet Date, but prior to
such
Publication
Date,
that
could
be
converted
into
equity
and/or
fully
or
partially
written
down,
or
otherwise
operate
to
increase
the
CET1 Capital,
if
a
Higher-Trigger
Write-down/Conversion
Notice were
delivered in
accordance with
the terms
thereof, in
the case of each of clauses (i) and (ii), as determined by UBS Group AG. For purposes of clause (ii) of
this definition
and, in
the case
of an
Extraordinary Publication
Date, clause (i)
of
this
definition,
the
aggregate
principal
amount
of
any
Higher-Trigger
Contingent
Capital that
is not
denominated in
the Presentation
Currency will
be converted
into the
Presentation Currency at the applicable prevailing
exchange rate on the last Business
Day
preceding the relevant Publication Date, as determined by UBS Group AG. In the case of an Ordinary
Publication Date,
for purposes
of clause (i)
of this
definition, the
aggregate
principal amount of any Higher-Trigger Contingent Capital that is not denominated in the
Presentation Currency will be
converted into the Presentation
Currency at the applicable
exchange rate used for such purposes in the relevant Quarterly Financial Accounts.
"
Higher-Trigger
Contingent
Capital
"
means
any
instrument
issued
by,
or
any
other
obligation of, any
member of the
Group that (i) is
issued or owed
to holders that
are not
members of the Group
and (ii) is required pursuant
to its terms to be
converted into equity
and/or fully
or partially
written down,
or otherwise
operating to
increase the
CET1 Capital,
when the CET1 Ratio (or equivalent capital measure
of the Group described in the
terms
and
conditions
thereof)
falls
below
a
threshold
that
is
higher
than
the
Threshold
Ratio
(with
respect
to
the
relevant
Higher-Trigger
Contingent
Capital,
its
"
Higher-Trigger
Threshold Ratio ").
"
Higher-Trigger
Threshold
Ratio
"
has
the
meaning
assigned
to
such
term
in
the
definition of the term "Higher-Trigger Contingent Capital".
"
Higher-Trigger Write
-down/Conversion Date
" has the meaning assigned
to such term
in the definition of the term "Higher-Trigger Write-down/Conversion Notice".
"
Higher-Trigger Write
-down/Conversion Notice
" means a notice delivered
pursuant to
the terms of
any Higher-Trigger
Contingent Capital that
notifies the holders
thereof that
the CET1 Ratio (or similar
measure or other event
described in the terms
and conditions
of such Higher-Trigger Contingent
Capital) has fallen
below its Higher-Trigger Threshold
Ratio and,
consequently,
that such
Higher-Trigger
Contingent Capital will
be converted
into
equity
and/or
fully
or
partially
written
down,
or
otherwise
operate
to
increase
the
CET1 Capital,
as
applicable,
as
of
a
particular
date
(such
date,
the
"
Higher-Trigger
Write-down/Conversion Date "). For the avoidance of doubt, if the terms and conditions of such
Higher-Trigger
Contingent Capital
permit FINMA
to waive
the conversion
into
equity and/or write-down of such Higher-Trigger Contingent Capital notwithstanding the fact that
the CET1 Ratio
(or similar
measure or
other event
described in
the terms
and
conditions of
such Higher-Trigger Contingent
Capital) has
fallen below its
Higher-Trigger

10322461924-v10

70-41097754
Threshold
Ratio,
the
non-issuance
of
such
a
waiver
by
FINMA
between
the
relevant
Publication
Date
and
the
Trigger
Event
Notice
Date
will
be
deemed
equivalent
to
the
delivery of
a Higher-Trigger Write-down/Conversion
Notice for
purposes of
subclause (ii)
of Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Holder
"
means,
with
respect
to
any
Note,
the
Person
in
whose
name
the
Certificate
representing
such
Note
is
registered
in
the
Register.
For
the
avoidance
of
doubt,
with
respect to
Notes represented
by a
Global Certificate,
no Indirect
Holder or
other Person
will be
a Holder for
purposes of
these Terms
and Conditions or
such Notes or
have any
rights, or be owed any obligations by the Issuer, under such Notes.
" IBA
" means ICE
Benchmark Administration® Limited (or
any successor administrator
of the USD SOFR ICE Swap Rate® (or any successor label)).
" Independent Adviser
" means an
independent financial
institution of international
repute
or an independent adviser of
recognised standing and expertise, in
either case, appointed
by the Issuer at its own expense to make
any determination that is required to be made,
or
may be made, by an Independent Adviser under these Terms and Conditions.
" Independent Adviser Determination Cut-off Date
" has the meaning
assigned to such
term in subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
" Indirect Holder
" means, with
respect to
any Note represented
by a Global
Certificate,
any Person (other than the Holder) that owns a beneficial interest in such Notes through a bank, broker or other financial institution that (i) participates in the book-entry system of
DTC,
Euroclear,
Clearstream,
Luxembourg
and/or
any
other
clearing
system
(each,
a
" Relevant Clearing System "), or (ii) holds an interest in such Note through a participant in the book-entry system of any
Relevant Clearing System. No Indirect Holder will
have
any rights, or be owed any obligations by the Issuer, under the Notes.
"
Interest
Payment
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 5(a) ( Interest – Interest Payment Dates ).
" Interest Period
" means
each period
beginning on
(and including)
an Interest
Payment
Date
(or,
in
the
case
of
the
first
Interest
Period,
the
Issue
Date)
and
ending
on
(but
excluding) the next Interest Payment Date.
" Interest Rate
" means the Fixed Interest Rate and/or
Reset Interest Rate, as the case may
be.
" Issue Date " means 5 August 2025.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations " means (i) all classes of share capital and participation securities (if any) of the Issuer and (ii) all
other obligations of the Issuer that
rank, or are expressed to
rank, junior to claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 3.296 per cent. per annum.
" Mid Market Swap Rate " means, in relation to any Reset Interest Period:
(a)
the USD
SOFR ICE
Swap Rate
on the
Reset Determination
Date in
relation to
such
Reset
Interest
Period
as
it
appears
on
the
MMSR
Page
on
such
Reset
Determination Date; or
(b)
if such USD SOFR ICE Swap Rate does not appear on the MMSR
Page on such
Reset
Determination
Date,
the
Reset
Reference
Bank
Rate
in
relation
to
such
Reset Interest Period.

10322461924-v10

70-41097754
" Mid Market Swap Rate Quotation
" means, in relation to any
Reset Interest Period, the
arithmetic mean
of
the bid
and offered
rates for
the annual
fixed
leg (calculated
on
an
Actual/360 day
count basis)
of a
fixed-for-floating USD
interest rate
swap transaction
that:
(a)
has
a
term
of
five
years
commencing
on
the
Reset
Date
on
which
such
Reset
Interest Period commences; and
(b)
is in
an amount
that is
representative for
a single
transaction in
the relevant
market
at
the
relevant
time
with
an
acknowledged
dealer
of
good
credit
in
the
swap
market; and
(c)
has a floating
leg based
on SOFR compounded
in arrear for
12 months (calculated
on an Actual/360 day count basis).
" MMSR Page
" means Bloomberg page
USISSO05 Index (or (i) such other
page as may
replace that page on Bloomberg (or
on any successor to Bloomberg), or
(ii) if there is no
such replacement
page on
Bloomberg (or
on any
successor to
Bloomberg), such
other page
on such other information service, in the case of each of clauses (i) and (ii), on which the
USD SOFR ICE
Swap Rate is
displayed and
as selected by
the Issuer after
consultation
with the Calculation Agent).
" National Regulations
" means,
at
any time,
(i) the Swiss
national banking
and
capital
adequacy laws,
and (ii) the capital
adequacy regulations
promulgated by
the Swiss
Federal
Council
(
Bundesrat
)
or
FINMA
and
the
interpretation
thereof by
FINMA or
any
other
competent Swiss authority, in the case of
each of clauses (i) and (ii),
directly applicable to
UBS Group
AG (and/or,
if different,
the Group
Holding Company)
and/or the
Group at
such time.
" New Conversion Condition
" has the meaning assigned
to such term in subclause
(iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New Conversion Condition Effective
Date
" has the meaning
assigned to such term
in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Conversion
Price
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Residence
"
has
the
meaning
assigned
to
such
term
in
subclause (a)(v)
of
Condition 15 ( Issuer Substitution ).
"
New York
Business Day
" means
a day
(other than
a Saturday
or a
Sunday) on
which
commercial banks and foreign exchange markets
settle payments generally in New York
City.
" Newco
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Reorganisation".
"
Non-Qualifying
Relevant
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes " means the USD 1,250,000,000 7.000 per cent. Tier 1 Capital Notes issued by the
Issuer on the Issue Date.
" OECD " means the Organisation for Economic Co-operation and Development.
" Offer Settlement Period
" has the
meaning given to
it in Condition 8(h)
(
Conversion –
Procedure for delivery in respect of a Conversion ).
"
Ordinary Publication
Date
" means
each Business
Day on
which Quarterly
Financial
Accounts are published.

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70-41097754
" Ordinary Shares " means the registered ordinary shares of UBS Group AG, which as of the Issue
Date have
a par
value of
USD 0.10 each.
The Ordinary
Shares deliverable
on
Conversion will be newly issued
from the capital range (
Kapitalband ), conditional capital
( bedingtes Kapital
) and/or
Conversion Capital
of UBS
Group AG,
and rank
pari passu
with all
other registered ordinary
shares of UBS
Group AG for
any and all
distributions
payable on them on or after the relevant Share Creation Date.
"
Ordinary
Trigger
Event
Notice
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 7(b)
(
Trigger
Event
and
Viability
Event
–
Trigger
Event
Notice ).
"
Other
Tier 1
Contingent
Convertible
Capital
Note
"
means
any
capital
instrument
(other than the Notes) that:
(a)
is
eligible
in
full
to
be
(i) treated
as
Additional
Tier 1
Capital
and
(ii) counted
towards either the Going-Concern LR Requirement or the Going-Concern RWA
Requirement (or both); and
(b)
subject
to
the
terms
and
conditions
thereof,
is
to
be
converted
into
Ordinary
Shares
when
the
CET1 Ratio
(or
equivalent
capital
measure
of
the
Group
described
in
the
terms
and
conditions
thereof)
falls
below
a
certain
threshold
and/or a
Viability Event (or
equivalent event
described in
the terms
and conditions
thereof) occurs.
"
Parity
Obligations
"
means
(i) all
obligations
of
the
Issuer
in
respect
of
Tier 1
Instruments (excluding any such obligations that rank, or
are expressed to rank, junior to
claims
in
respect
of
the
Notes),
and
(ii) any
other
securities
or
obligations
(including,
without limitation, any guarantee, credit support agreement or similar undertaking) of the
Issuer that rank,
or are expressed
to rank,
pari passu
with claims in
respect of the
Notes
and/or any Parity Obligation.
" Paying Agent " has the meaning assigned to such term in subclause (c)(i) of Condition 9
( Payments; Agents ).
"
Payment
Business
Day
"
means
a
day
(other
than
a
Saturday
or
a
Sunday)
on
which
commercial banks and foreign
exchange markets settle payments
and are open for
general
business (including, without limitation, dealing in foreign exchange and foreign currency deposits) in New York City.
" Permitted Transactions " means:
(a)
repurchases,
redemptions
or
other
acquisitions
of
any
Ordinary
Shares
in
connection with
(x) any employment
contract, benefit
plan or
similar arrangement
with, or for
the benefit of,
any employees, officers,
directors or consultants
of any
member of the Group, (y) a dividend reinvestment or shareholder share purchase plan or (z) the issuance of any Ordinary Shares (or securities convertible into,
or
exercisable
for,
Ordinary
Shares)
as
consideration
for
an
acquisition
consummated by any member of the Group;
(b)
market-making
in
Ordinary
Shares
as
part
of
the
securities
business
of
any
member of the Group;
(c)
purchases
of
fractional
interests
in
any
Ordinary
Shares
pursuant
to
the
conversion or
exchange provisions
of (x) such
Ordinary Shares
or (y) any
security
convertible into, or exercisable for, Ordinary Shares;
(d)
redemptions
or
repurchases
of
Ordinary
Shares
pursuant
to
any
shareholders'
rights plan; and
(e)
distributions
in
cash
or
in
kind
on,
or
repurchases,
redemptions
or
other
acquisitions
of,
any
Ordinary
Shares
as
a
part
of
any
solvent
reorganisation,
reconstruction, amalgamation or merger of any member of the Group, so long as

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70-41097754
such
member
(or
the
successor
entity
resulting
from
such
reorganisation,
reconstruction, amalgamation or merger) continues
to be a member of
the Group.
" Person
" means any individual,
corporation, bank, partnership, joint
venture, association,
joint-stock
company,
limited
liability
company,
trust,
unincorporated
organisation
or
government or any agency or political subdivision thereof.
" Presentation Currency
" means
(i) with respect
to any
Quarterly Financial
Accounts, the
presentation currency of
such Quarterly Financial
Accounts, and (ii) with
respect to
any
Reviewed
Interim
Measurement,
the
Presentation
Currency
of
the
Quarterly
Financial
Accounts
that
will
be
prepared
for
the
relevant
financial
quarterly
or
annual
period
in
which the relevant Extraordinary Publication Date falls.
"
Prevailing
Rate
"
means,
in
respect
of
any
currencies
on
any
day,
the
spot
rate
of
exchange between
the relevant
currencies prevailing
as at
or about
12 noon
(New York
City time) on that
date as appearing
on or derived from
the Relevant Page
or, if such a rate
cannot be determined at such time,
the rate prevailing as at or
about 12 noon (New York
City time) on the immediately preceding day on which such rate can be so determined or, if such rate
cannot be so
determined by reference
to the Relevant
Page, the rate
determined
in such other manner as an Independent Adviser determines to be appropriate.
" Protective Measures
" has
the meaning
assigned to
such term
in the
definition of
the term
"Bankruptcy Event".
" Public Sector
" means the government of, or a
governmental agency or the central bank
in, the country of incorporation of the Group Holding Company.
" Publication Date " means an Ordinary Publication Date or an Extraordinary Publication
Date, as the case may be.
" Qualifying Relevant Event " has the meaning assigned to such term in subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly
Financial
Accounts
"
means
(i) the
financial
statements
of
the
Group
(including, without limitation,
the notes thereto)
in respect of
a financial quarter
published
by the Group Holding Company, which have been
reviewed by the Auditor in
accordance
with
the
International
Standards
on
Auditing;
provided,
however
,
that,
if
the
financial
statements of the Group in respect of the last quarter of
any year are not so reviewed, the
term
"Quarterly
Financial
Accounts"
in
respect
of
such
quarter
will
mean
instead
the
annual financial statements of the Group (including, without limitation, the notes thereto)
in respect
of such
year,
which have
been audited
by the
Auditor in
accordance with
the
International Standards on
Auditing and are
published in the
annual report of
the Group
Holding
Company
for
such
year,
or
(ii) in
the
event
that
the
Group
does
not
publish
quarterly
financial
statements
as
described
in
clause (i)
of
this
definition,
the
financial
disclosures
published
by
the
Group
pursuant
to
and
in
compliance
with
the
Swiss
Ordinance on the Disclosure Obligations of Banks and
Securities Firms of 6 March 2024,
as may
be amended
from time
to time,
or pursuant
to and
in compliance
with any
successor
circular
or
regulation
applicable
to
the
Group
Holding
Company,
provided
that
such
financial
disclosures
are
published
for
each
financial
quarter
and
the
interim
earnings
included
in
such
disclosures
have
been
reviewed
by
the
Auditor
in
accordance
with
International Standards on Auditing.
" QIB
" has the meaning assigned to such term
in subclause (i) of Condition 2(b) (
Amount,
Denomination and Form – Global Certificates ).
" Recognised Stock Exchange
" means an
EEA Regulated Market, a
regulated, regularly
operating,
recognised
stock
exchange
in
Switzerland
or
any
other
regulated,
regularly
operating, recognised stock exchange or securities market in an OECD member state.
" Record Date
" means,
with respect to
any Scheduled
Due Date,
the last Relevant
Banking
Day immediately preceding such Scheduled Due Date.

10322461924-v10

70-41097754
"
Redemption
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 6(e) ( Redemption and Purchase – Conditions for redemption ).
"
Redemption
Notice
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 6(e) ( Redemption and Purchase – Conditions for redemption ).
" Reference Period
" has the
meaning assigned to
such term in
the definition of
the term
"Current Market Price".
" Register
" means
the register
that the
Issuer will
procure to
be kept
by the
Registrar in
accordance with the provisions of the Fiscal Agency Agreement.
" Registrar
" means Deutsche Bank
Trust Company Americas,
in its capacity
as registrar
for the Notes, and includes any successor registrar for the Notes appointed in accordance
with the Fiscal Agency Agreement.
"
Regulation S Global
Certificate
" has the
meaning assigned to
such term in
subclause (i)
of Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
"
Regulatory
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 6(d) ( Redemption and Purchase – Redemption due to a Regulatory Event ).
" Relevant Accounts
" means, in
respect of any
Interest Payment Date,
the most recently
published audited unconsolidated
annual financial statements
of UBS Group
AG prepared
in accordance with the Swiss Code.
" Relevant Banking Day
" means a day other than a Saturday or
Sunday, on which banks
are open for
business in the
place of the
Specified Office of
the Registrar and
the Fiscal
Agent.
" Relevant Clearing System
" has the
meaning assigned to such
term in the
definition of
the term "Indirect Holder".
" Relevant Currency
" means
USD or,
if at
the relevant
time or
for the
purposes of
the
relevant
calculation
or
determination
there
is
a
Relevant
Stock
Exchange
but
the
New
York
Stock
Exchange
is
not
the
Relevant
Stock
Exchange
(or
is
the
Relevant
Stock
Exchange but the
Ordinary Shares are
not quoted or
dealt in thereon
in USD), the
currency
in which
the Ordinary
Shares are
quoted or
dealt in
on the
Relevant Stock
Exchange at
such time.
" Relevant Date
" means, with respect to
any payment, (i) the date on
which such payment
first becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of
the
money
payable
on
the Scheduled
Due
Date
has
not
been
received
by
the
Fiscal
Agent
on
or
before
the Scheduled
Due
Date,
the date
on
which
the full
amount
of
the
money due on the Scheduled Due Date has been received by the Fiscal Agent.
"
Relevant
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Relevant
Page
"
means
the
page
on
Bloomberg
or
such
other
information
service
provider that displays the relevant information.
"
Relevant
Shares
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Relevant Stock Exchange
" means the
New York
Stock Exchange or,
if at the
relevant
time the
Ordinary Shares
are not
listed and
admitted to
trading on
the New
York
Stock
Exchange, the principal
stock exchange or
securities market on
which the Ordinary
Shares
are then listed, admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time
" means 11:00 a.m. (New York
City time).

10322461924-v10

70-41097754
" Reorganisation
" means
proceedings that
effect the interposition
of a
corporation or
other
limited liability company (" Newco ") between the Shareholders immediately prior to such proceedings (the
"
Existing Shareholders
") and
UBS Group
AG,
provided
that (i) only
ordinary
shares
or
units
or
equivalent
of
Newco
or
depositary
or
other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco
are
issued
to
Existing
Shareholders,
(ii) immediately
after
completion
of
such
proceedings
the
only
holders of ordinary shares, units or equivalent of Newco or the only holders of depositary
or
other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco, as the case may be, are Existing Shareholders holding in the same proportions as immediately prior to
completion of such
proceedings, (iii) immediately after
completion
of such proceedings, Newco is (or one or more wholly-owned subsidiaries of Newco are)
the
only
shareholder
of
UBS
Group
AG,
(iv) all
subsidiaries
of
UBS
Group
AG
immediately prior to
such proceedings (other
than Newco, if Newco
is then a
subsidiary
of UBS Group AG)
are subsidiaries of UBS Group
AG (or of Newco) immediately
after
completion
of
such
proceedings,
and
(v)
immediately
after
completion
of
such
proceedings, UBS
Group AG
(or Newco)
holds, directly
or indirectly, the
same percentage
of the ordinary share capital and equity share
capital of those subsidiaries as was held by
UBS Group AG immediately prior to such proceedings.
" Reset Date
" means the
First Reset Date and
each day that falls
on the fifth
anniversary
of the immediately preceding Reset Date.
"
Reset
Determination
Date
"
means,
in
relation
to
any
Reset
Interest
Period,
the
day
falling two
Business Days
prior to
the Reset
Date on
which such
Reset Interest
Period
commences.
"
Reset
Interest
Amount
"
has
the
meaning
assigned
to
such
term
in
Condition 5(b)
(
Interest –
Determination of the
Mid Market Swap
Rate, the
Reset Interest
Rate and
the
Reset Interest Amount in relation to each Reset Interest Period ).
"
Reset
Interest
Period
"
means
each
period
from
(and
including)
any
Reset
Date
and
ending on (but excluding) the next Reset Date.
"
Reset
Interest
Rate
"
means,
in
relation
to
any
Reset
Interest
Period,
the
sum
of
the
Margin and the Mid Market Swap Rate in relation to such Reset Interest Period.
"
Reset
Reference
Bank
Rate
"
means,
in
relation
to
any
Reset
Interest
Period,
the
percentage
rate
(rounded, if
necessary,
to
the fifth
decimal
place,
with 0.000005
being
rounded upwards) determined by the Calculation Agent as follows:
(a)
the Calculation Agent will request each Reset Reference
Bank to provide it with
such Reset Reference
Bank's Mid
Market Swap Rate
Quotation in relation
to such
Reset Interest Period as at the Relevant Time on the Reset Determination Date in
relation to such Reset Interest Period; and
(b)
if at least
three such Mid
Market Swap Rate
Quotations are provided,
the Reset
Reference Bank Rate will
be the arithmetic mean
of the Mid Market
Swap Rate
Quotations provided,
eliminating the
highest Mid
Market Swap
Rate Quotation
(or, in the event of equality, one of the highest) and the lowest Mid Market Swap
Rate Quotation (or, in the event of equality, one of the lowest); or
(c)
if
only
two
such
Mid
Market
Swap
Rate
Quotations
are
provided,
the
Reset
Reference Bank Rate will
be the arithmetic mean
of the Mid Market
Swap Rate
Quotations provided; or
(d)
if
only
one
such
Mid
Market
Swap
Rate
Quotation
is
provided,
the
Reset
Reference Bank Rate will be the Mid Market Swap Rate Quotation provided; or
(e)
if no such Mid
Market Swap Rate Quotations are
provided, the Reset Reference
Bank Rate will be (i) if such Reset Determination Date is in relation to any Reset
Interest Period
other than the
Reset Interest
Period commencing
on the First
Reset
Date, the Mid
Market Swap Rate
in respect of
the immediately preceding Reset

10322461924-v10

70-41097754
Interest Period, or (ii) if such Reset
Determination Date is in relation to the
Reset
Interest Period commencing on the First Reset Date, 3.704 per cent. per annum.
" Reset Reference Banks
" means five major
banks in the swap,
money, securities or other
market most closely connected with the Mid Market Swap Rate, as selected by the Issuer after consultation with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term "Bankruptcy Event".
"
Reviewed Interim
Measurement
" means
an interim
measurement of
the CET1 Ratio,
with
respect
to
which
the
Auditor
has
performed
procedures
in
accordance
with
the
International Standard
on Related
Services (and
relevant Swiss
standards and
practices)
applicable to agreed-upon procedures engagements.
" Rule 144A
" has
the meaning
assigned to
such
term in
subclause (i) of
Condition 2(b)
( Amount, Denomination and Form – Global Certificates ).
"
Rule 144A Global
Certificate
" has the
meaning assigned to
such term in
subclause (i)
of Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
" Scheduled Due Date
" has the
meaning assigned
to such term
in the definition
of the term
"Relevant Date".
" Securities " means any shares in the capital of UBS Group AG, or any options, warrants or other rights to subscribe for or purchase or acquire shares in the capital of UBS Group
AG,
excluding
all
Other
Tier
1
Contingent
Convertible
Capital
Notes
(and
each
a
" Security ").
" Senior Obligations
" means all
obligations of the
Issuer that are
unsubordinated or that
are subordinated and do not constitute either Junior Obligations or Parity Obligations.
" Settlement Agency Agreement
" means
the Settlement Agency
Agreement dated as
of
the Issue Date,
between the Issuer
and the Settlement Agent,
as amended, supplemented
or otherwise modified from time to time.
" Settlement Agent
" means UBS
AG, in its
capacity as settlement
agent for the
Notes, and
includes any successor settlement agent for the Notes appointed in accordance with these
Terms and Conditions.
" Settlement Date " means:
(a)
with respect to
any Note in
relation to which
a valid Settlement
Shares Settlement
Notice
is
received
by
the
Settlement
Share
Depository
(or
any
of
its
agents
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice, as applicable) on or before the Settlement Notice Cut-off Date,
(i)
if the
Trigger
Event Notice
specified that
the Issuer
will not
appoint a
Settlement Shares Offer
Agent to conduct
a Settlement Shares
Offer or
if the Issuer gave a Viability
Event Notice, the date that is two Business
Days after
the date on
which the relevant
Settlement Shares Settlement
Notice has been so received
by the Settlement Share Depository
(or such
agent); or
(ii)
if
the
Trigger
Event
Notice
specified
that
the
Issuer
will
appoint
a
Settlement Shares Offer Agent to conduct a Settlement
Shares Offer, the
date that is two Business Days after the
later of (x) the date on which the
Offer
Settlement
Period
expires
or
is
terminated
and
(y) the
date
on
which
the
relevant
Settlement
Shares
Settlement
Notice
has
been
so
received by the Settlement Share Depository (or such agent); and

10322461924-v10

70-41097754
(b)
with respect to
any Note in
relation to which
a valid Settlement
Shares Settlement
Notice is
not received
by the
Settlement Share
Depository (or
any of
its agents
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice, as applicable)
on or before
the Settlement Notice
Cut-off Date,
the date
on which the Settlement Share
Depository delivers the relevant Ordinary
Shares
and/or cash proceeds of
the Settlement Shares Offer,
as applicable, to which
the
Holder
of
such
Note
is
entitled
pursuant
to
Condition 8
(
Conversion
)
to
such
Holder.
" Settlement Notice Cut-off Date
" means the date specified as such in
the Trigger Event
Notice or Viability
Event Notice, as
applicable, which date
shall be at
least 20 Business
Days following the applicable Suspension Date.
"
Settlement
Share
Depository
"
means
a
reputable
independent
financial
institution,
clearing institution,
trust company
or similar
entity,
to be
appointed by
the Issuer
on or
prior to
any date
when a
function ascribed
to the
Settlement Share
Depository in
these
Terms
and Conditions
is required
to be
performed to
perform such
functions, who
will
hold
Ordinary
Shares
in
a
designated
trust
account
for
the
benefit
of
the
Holders
and
otherwise on terms consistent with these Terms and Conditions.
" Settlement Shares Offer
" has the
meaning given to it
in Condition 8(h) (
Conversion –
Procedure for delivery in respect of a Conversion ).
"
Settlement
Shares
Offer
Agent
"
has
the
meaning
given
to
it
in
Condition 8(h)
( Conversion – Procedure for delivery in respect of a Conversion ).
"
Settlement
Shares
Settlement
Notice
"
has
the
meaning
given
to
it
in
Condition 8(j)
(
Conversion – Delivery of
Ordinary Shares and cash proceeds received from a Settlement
Shares Offer ).
" Share Creation Date
" means, in relation to Ordinary
Shares to be issued and delivered
on Conversion, the date falling after the relevant Trigger Event Notice or Viability
Event
Notice, as the case may be,
and on or prior to the
applicable Conversion Date on which
as
a matter of Swiss law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
" SOFR
"
means
the
daily
Secured
Overnight
Financing
Rate
provided
by
the
Federal
Reserve
Bank
of
New
York,
as
the
administrator
of
such
rate
(or
any
successor
administrator of such rate).
" Specified Office
" means (i) in the
case of Deutsche Bank Trust
Company Americas, as
Fiscal Agent, Paying
Agent and
Registrar, Trust and Agency
Services, 1 Columbus
Circle,
4th Floor, Mail Stop: NYC01-0417,
New York, NY 10019, USA, Attn: Corporates Team,
UBS Group AG,
(ii) in the case
of UBS AG,
as Swiss Paying
Agent, Calculation Agent
and Settlement
Agent, Bahnhofstrasse
45, 8001
Zurich, Switzerland,
(iii) in the
case of
any other Agent, such office as is notified by the Issuer to the Holders in accordance with
Condition 14 ( Notices
) as
soon as
practicable after
the appointment
of such
Agent, and
(iv) in the
case of
the Settlement
Share Depository,
the office
designated as
such in
the
relevant Trigger Event Notice
or Viability Event Notice,
as the case
may be, or, in
the case
of
each
of
clauses (i),
(ii),
(iii)
and
(iv),
such
other
office
as
the
relevant
Agent
or
Settlement Share Depository may designate
from time to time
by providing notice to the
Issuer and the Holders in accordance with Condition 14 ( Notices ).
" Substitute Issuer
" has the meaning
assigned to such term
in clause (a) of Condition 15
( Issuer Substitution ).
" Substitution Documents " has the meaning assigned to such term in subclause (a)(iv) of
Condition 15 ( Issuer Substitution ).
" Substitution or Amendment Effective Date " has the meaning assigned to such term in subclause (b)(iii) of Condition 13 ( Meetings of Holders; Substitution and Amendment ).

10322461924-v10

70-41097754
"
Suspension
Date
"
means
the
date
specified
in
the
Trigger
Event
Notice
or
Viability
Event Notice,
as applicable, as
the date
on which
the Depositary
is expected to
suspend
all clearance and
settlement of transactions in
the Notes in
accordance with its rules
and
procedures, which date
is expected to
be, if such
Trigger Event
Notice specifies that
the
Issuer will appoint a Settlement
Shares Offer Agent to conduct a
Settlement Shares Offer,
as
proximate
to
the
expiration
or
termination
of
the
Offer
Settlement
Period
as
is
reasonably
practicable
in
accordance
with
the
rules
and
procedures
of
the
Depositary;
provided , however
,
that,
for
purposes
of
Condition 8(j)
(
Conversion
–
Delivery
of
Ordinary Shares and cash proceeds
received from a Settlement Shares
Offer
) only, if the
date on which the Depositary actually suspends such clearance and settlement is different from
the
date
specified
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable, then "Suspension
Date" will mean
the date on
which the Depositary
actually
suspends such clearance and settlement.
" Swiss Banking Act
" means the Swiss Federal Act on Banks and
Savings Institutions of
8 November 1934, as amended and as may be further amended from time to time.
" Swiss Code
" means the
Swiss Code of
Obligations of 30 March
1911, as
amended and
as may be further amended from time to time.
"
Swiss
Paying
Agent
"
has
the
meaning
assigned
to
such
term
in
subclause (c)(i)
of
Condition 9 ( Payments; Agents ).
"
Swiss Resolution
Power
" means
any statutory
power of
FINMA that
it may
exercise
during Restructuring Proceedings as
set forth in
article 28 et seqq.
of the Swiss
Banking
Act or in any implementing ordinance or
successor Swiss law or regulation or analogous
Swiss law or
regulation applicable to
bank holding companies
incorporated under the
laws
of
Switzerland
such
as
UBS Group AG,
including,
without
limitation,
the
power
to
(i) transfer the assets of
the entity subject to
such Restructuring Proceedings, or
portions
thereof, together with such
entity's debt, other
liabilities and contracts,
or portions thereof,
to another entity, (ii) stay (for a maximum
of two business days) the
termination of, or the
exercise of
(w) rights to
terminate, (x) netting
rights, (y) rights
to enforce
or dispose
of
certain types
of collateral
or (z) rights
to transfer
claims, liabilities
or
certain collateral
under, contracts to
which the entity subject
to such Restructuring Proceedings
is a party,
(iii) partially
or
fully
convert
the
debt
of
the
entity
subject
to
such
Restructuring
Proceedings
into equity,
and/or (iv) partially
or
fully write-down
the obligations
of
the
entity subject to such Restructuring Proceedings.
"
Tax
Event
" has
the meaning
assigned to
such term
in subclause (ii)
of Condition 6(c)
( Redemption and Purchase – Redemption due to a Tax Event ).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier 1
Capital
" means
Additional Tier 1
Capital or
any item that
qualifies as common
equity tier 1 capital pursuant to National Regulations.
"
Tier
1
Instruments
"
means
any
and
all
(i) securities
or
other
obligations
(other
than
Tier 1 Shares) issued by UBS
Group AG or (ii) shares, securities, participation securities or other obligations
(other than Tier
1 Shares) issued by
a subsidiary of UBS
Group AG
and having the benefit of a guarantee, credit
support agreement or similar undertaking of
UBS
Group
AG,
each
of
which
shares,
securities,
participation
securities
or
other
obligations
described
in
clauses (i)
and
(ii)
of
this
definition
qualify,
or
are
issued
in
respect of a security that qualifies, as Tier
1 Capital of the Group and/or UBS Group
AG
(without regard
to quantitative
limits on
such capital)
on a
consolidated (
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
" Tier 1 Shares
" means all classes of share capital
and participation certificates (if any) of
UBS Group AG or
any subsidiary of UBS
Group AG that qualify
as common equity tier 1

10322461924-v10

70-41097754
capital of the Group
and/or UBS Group AG
under National Regulations on
a consolidated
( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Trigger
Breach
Determination
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 7(b)
(
Trigger
Event
and
Viability
Event
–
Trigger
Event
Notice ).
"
Trigger
CET1 Ratio
"
means,
as
of
any
Publication
Date,
(i) the
sum
of
(x) the
CET1 Capital as of
the relevant Balance
Sheet Date and
(y) the Higher-Trigger
Amount
as of
such Publication
Date, divided
by (ii) the
BIS Risk
Weighted Assets as
of the
relevant
Balance Sheet Date, expressed as a percentage.
" Trigger Event
" has the
meaning assigned
to such
term in
subclause (ii) of
Condition 7(a)
(
Trigger Event and Viability
Event – Trigger Event
).
" Trigger Event Conversion Date
" has the
meaning assigned to
such term in
subclause (i)
of Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
"
Trigger
Event
Notice
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
"
Trigger
Event
Notice
Date
"
means
an
Ordinary
Trigger
Event
Notice
Date
or
an
Extraordinary Trigger Event Notice Date, as the case may be.
" US
" or
"
United States
" means
the United
States of
America (including
the States
and
the
District
of
Columbia),
its
territories,
its
possessions
and
other
areas
subject
to
its
jurisdiction.
" US Exchange Act
" means the US Securities Exchange Act of
1934, as amended and as
may be further amended from time to time.
"
US
Investment
Company
Act
"
means
the
US
Investment
Company
Act
of
1940,
as
amended and as may be further amended from time to time.
"
US Securities
Act
" means
the US
Securities Act
of 1933,
as amended
and as
may be
further amended from time to time.
" US Transfer Agent " means Computershare Trust Company, N.A., in its capacity as US transfer agent for
the Ordinary Shares,
and includes any
successor US transfer
agent for
the Ordinary Shares that may be appointed by UBS Group AG from time to time.
" USD " means United States dollars.
" USD SOFR ICE Swap Rate
" means, on any Reset
Determination Date, the USD
SOFR
ICE Swap Rate® (or any successor label for such rate applied by IBA) published by IBA that represents the annual mid
rate as of the Relevant
Time on such Reset
Determination
Date
for
USD
swap
transactions with
a
term of
five
years
and
a
floating
leg
based
on
SOFR compounded in arrear for 12 months.
"
Viability
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
"
Viability
Event
Conversion
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i) of Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
"
Viability
Event
Notice
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
"
Volume
Weighted
Average
Price
"
means,
in
respect
of
an
Ordinary
Share
or
other
Security on any
dealing day,
the order book
volume-weighted average price (rounded
to
the same number of decimal places
as the initial Conversion Price)
of an Ordinary Share
or such other
Security,
as the case
may be, published
on or by
or derived from
(i) in the

10322461924-v10

70-41097754
case of an
Ordinary Share, the
relevant Bloomberg page,
or (ii) in the
case of a
Security
other than
Ordinary Shares,
the principal
stock exchange
or securities
market on
which
such Security is
then listed or
quoted or dealt
in, if any, or, in
the case of
each of clauses
(i)
and (ii),
such other
source as
an Independent
Adviser determines
to be
appropriate, on
such dealing day, provided
that if on
any such dealing
day such price
is not available
or
cannot otherwise be determined as provided above, the Volume
Weighted Average
Price
of an Ordinary Share
or such other Security, as the case
may be, in respect
of such dealing
day shall
be (i) the
Volume
Weighted
Average
Price, determined as
provided above,
on
the
most
recently
preceding
dealing
day
on
which
the
same
can
be
so
determined,
or
(ii) determined
in
such
other
manner
as
an
Independent
Adviser
determines
to
be
appropriate.
2.
AMOUNT, DENOMINATION
AND FORM
(a)
Amount and denomination
The initial
aggregate principal
amount of
the Notes
will be
USD 1,250,000,000. The
Notes
will
be
issued
to
Holders
in
minimum
denominations
of
USD 200,000
and
integral
multiples of USD 1,000 in excess thereof. The Notes may be held and transferred only in minimum denominations of USD 200,000 and integral multiples of USD 1,000 in excess
thereof.
(b)
Global Certificates
(i)
Notes that are initially
sold in the United
States to "qualified institutional
buyers" (each, a " QIB ") within the meaning of Rule 144A under the US
Securities
Act ("
Rule 144A
")
are
initially represented
by
one
or
more
permanent
registered
global
certificates
(each,
a
"
Rule
144A
Global
Certificate "), without interest coupons, deposited with the Fiscal Agent as custodian for,
and registered in
the name of
Cede & Co.
as nominee
for, DTC. Notes that are initially sold in an
"offshore transaction"
within
the
meaning
of
Regulation
S
of
the
US
Securities
Act
are
initially
represented
by
one
or
more
permanent
registered
global
certificates
(each, a
"
Regulation S Global
Certificate
"), without interest
coupons,
deposited with
the Fiscal
Agent as
custodian for,
and registered
in the
name
of
Cede
&
Co.
as
nominee
for,
DTC,
provided
that
upon
such
Regulation S
Global Certificate's
deposit, all
beneficial interests
in the
Notes represented thereby are maintained at or through Euroclear and/or
Clearstream,
Luxembourg
until
expiration
of
the
Distribution
Compliance Period. The form of
Regulation S Global Certificate
and the
form of
Rule 144A
Global Certificate
are set
out in
the Fiscal
Agency
Agreement, which will be made available
by the Registrar to any Holder
or Indirect Holder upon written request.
(ii)
The aggregate principal amount of
the Notes represented by each
of the
Global Certificates may from time
to time be increased
or decreased by
adjustments made
on the
records of
the Registrar. Each
Global Certificate
shall have affixed a schedule for the
purpose of recording adjustments in
the aggregate
principal amount
thereof;
provided , however
, that,
in the
event of a
discrepancy between the principal
amounts recorded on
such
schedule
and
the
amounts
listed
on
the
records
of
the
Registrar,
the
principal amounts listed on the
records of the Registrar will
control. Any
beneficial interest of an
Indirect Holder in any
Note represented by one
of
the
Global
Certificates
that
is
transferred
to
a
Person
who
takes
delivery in the form
of a beneficial interest
in such Note represented
by
another
Global
Certificate will,
upon
transfer,
cease
to
be a
beneficial
interest in such
first Global Certificate
and become a
beneficial interest
in the other
Global Certificate
and, accordingly, will thereafter
be subject
to
all
transfer
restrictions,
if
any,
and
other
procedures
applicable
to
beneficial
interests
in
such
other
Global
Certificate
for
as
long
as
it
retains such an interest.

10322461924-v10

70-41097754
(iii)
So long as the Notes are represented by
one or more Global Certificates
deposited with, or
with a
custodian for,
the Depositary,
the Holder of
a
Global Certificate
may grant proxies
and otherwise
authorise any
Person,
including, without limitation, participants
of a Relevant Clearing
System
and Persons that
may hold interests
through such
participants, to take
any
action
that
the
Holder
is
entitled
to
take
under
these
Terms
and
Conditions
or
the
Notes
(including,
without
limitation,
delivery
of
a
Settlement
Shares
Settlement
Notice
following
a
Trigger
Event
or
a
Viability
Event
in
accordance
with
Condition 8(j)
(
Conversion
–
Delivery
of
Ordinary
Shares
and
cash
proceeds
received
from
a
Settlement
Shares
Offer
)),
and
nothing
in
these
Terms
and
Conditions
will prevent the Issuer or the Agents or the Settlement Share Depository
(if any) or
any of their
respective agents from
giving effect to
any such
proxies
or
other
authorisations
furnished
by
the
Holder
of
a
Global
Certificate for
purposes of
this subclause (b)(iii). Although
the Holders
are the only Persons
entitled to participate in,
and vote at, any
meeting of
Holders,
so
long
as
the
Notes
are
represented
by
one
or
more
Global
Certificates deposited with,
or with
a custodian for,
the Depositary,
the
Holder
of
a
Global
Certificate
shall
(A) obtain
instructions
from
the
relevant Indirect Holders in respect
of any meeting of Holders,
(B) vote
at
such
meeting
in
respect
of
each
Note
represented
by
such
Global
Certificate in accordance
with the instructions
received from the
relevant
Indirect Holder and (C) abstain
from representing any Note
represented
by such
Global Certificate at
a meeting
of Holders
for which
it has
not
received an instruction from
the relevant Indirect Holder. Only
the Notes
represented by such Global Certificate for which the Holder received an instruction by
the relevant
Indirect Holder
to take
part at
a meeting
of
Holders will be deemed to be present or represented at such meeting.
(c)
Definitive Certificates
(i)
Definitive
Notes
in
registered
form
(each,
a
"
Definitive
Certificate
")
shall be issued, and
a Global Certificate will
be exchanged, in whole,
but
not in part, for Definitive Certificates, if (and only if):
(A)
the Depositary
notifies the Issuer
that it
is no
longer willing or
able to discharge properly its responsibilities as depositary with respect to some or all of the
Global Certificates, or ceases to be
a "clearing agency" registered under the US Exchange Act; or
(B)
at any time the Depositary is
no longer eligible to act
as such, or
the Notes cease
for any reason
to be eligible
for clearing through
the
Depositary,
and
the
Issuer
is
unable
to
locate
a
qualified
successor within 90 days
of receiving notice
of such ineligibility
of the Depositary or
of the Notes, as
the case may be,
from or on
behalf of the Depositary; or
(C)
issuance
of
the
Definitive
Certificates is
required
by
Swiss
or
other
applicable
laws
or
regulations
in
connection
with
the
enforcement of rights under the Notes; or
(D)
the Issuer provides its consent.
(ii)
If
a
Global
Certificate
is
to
be
exchanged
for
Definitive
Certificates
pursuant
to
subclause (i)
above,
the
Issuer
will
procure
the
prompt
delivery (free
of charge)
of Definitive
Certificates to
the Fiscal
Agent,
duly executed
without interest
coupons, registered
in the
names of
the
relevant
Indirect
Holders,
addresses
and
denominations
provided
in
a
written notice
to be
given by
the Depositary
or the
Issuer to
the Fiscal
Agent (which
notice shall
be given
subject to
the Depositary's procedures
and
also
specify
the
taxpayer
identification
number,
if
any,
of
each

10322461924-v10

70-41097754
Person in whose name such Definitive
Certificates are to be registered).
Upon written
direction of
the Issuer,
the Fiscal
Agent will
deliver such
Definitive Certificates to the Holders thereof no later than five
Business
Days after receipt by
the Fiscal Agent of
the written notice provided by
the Depositary
(or the
Issuer,
as applicable)
referred to
above (and
any
other necessary information as the Fiscal Agent
may reasonably request
from the Issuer
at such time).
The Fiscal Agent
shall promptly cancel
and
deliver
to
the
Issuer
the
surrendered
Global
Certificates.
The
form
of
Definitive
Certificate
that
will
be
issued
in
exchange
for
a
beneficial
interest in a Note represented by a Rule 144A Global Certificate and the form
of
Definitive
Certificate
that
will
be
issued
in
exchange
for
a
beneficial
interest
in
a
Note
represented
by
a
Regulation
S
Global
Certificate are
set
out
in
the
Fiscal
Agency
Agreement, which
will
be
made available
by the
Registrar to
any Holder
or Indirect
Holder upon
written request.
(iii)
If Definitive
Certificates have
been issued
pursuant to
this Condition 2(c),
any
Definitive
Certificate
that
is
lost,
stolen,
mutilated,
defaced
or
destroyed may be replaced, subject
to applicable laws and regulations,
at
the Specified
Office of
the Fiscal Agent
upon payment by
the claimant
of the
fees, costs
and expenses
incurred by
the Fiscal
Agent and
the Issuer
in connection
therewith and
on such
terms as
to evidence,
security and
indemnity (which may
provide, among other
things, that if the
Definitive
Certificate allegedly
or actually
lost, stole
or destroyed
is subsequently
presented for
payment there
shall be
paid to
the Issuer
on demand
the
amount
payable
by
the
Issuer
in
respect
of
such
Definitive
Certificate
subsequently presented) as the Issuer may
require. Mutilated or defaced
Definitive Certificates must be
surrendered before replacements will
be
issued.
3.
TRANSFER
(a)
General
(i)
Subject to clauses (b) and (c) of this Condition 3, title to Notes will pass on transfer by assignment ( Zession ) and due registration in the Register.
All transfers of Notes and entries
on the Register will be made subject
to
the
provisions
concerning
transfers
of
Notes
set
forth
in
the
Fiscal
Agency Agreement, which
will be made
available by the
Registrar to any
Holder or Indirect Holder upon written request.
(ii)
Transfers
of
Notes,
or
of
beneficial
interests
in
Notes
represented
by
Global Certificates, may be made only in accordance with the legend set
forth
upon
the
face
of
the
applicable
Global
Certificate
or
Definitive
Certificate,
and
the
Registrar
will
not
be
required
to
accept
for
registration of
transfer any
Note or
beneficial interests
in Notes
except
upon
presentation of
evidence satisfactory
to the
Fiscal Agent
and the
Registrar that
such transfer
is being
made in
compliance with
such legend.
(iii)
Transfers of Notes and the issue of new
Global Certificates or Definitive
Certificates,
as
the
case
may
be,
on
transfer
will
be
effected
without
charge by or
on behalf of
the Issuer or
the Registrar,
but upon payment
of any tax
or other governmental
charges that may be
imposed in relation
to the transfer (or the
giving of such indemnity as
the Fiscal Agent or the
Registrar may require) by the Holder.
(iv)
No Holder may
require the transfer
of a
Note to
be registered (x)
if the
Notes
are
to
be
redeemed
pursuant
to
Condition 6
(
Redemption
and
Purchase
), during
the period
of 15 days
ending on
(and including)
the
relevant Redemption Date, or (y) during the period
of 15 days ending on
(and including) the Record Date for any Interest Payment Date.

10322461924-v10

70-41097754
(v)
No Person (including any
Indirect Holder) other than
the Holder(s) will
have any
rights, or
be owed
any obligations
by the
Issuer, under the
Notes.
Payments of principal,
interest or
any other amount
in respect of
Notes
will be made only to
the Person shown on the
Register as the registered
holder of such Note (i.e., the Holder) at close of business on the relevant
Record Date.
(b)
Transfer of Notes represented
by a Global Certificate
(i)
Global Certificates may be transferred
only in whole, but
not in part, and
only to a Relevant Clearing System or any of their respective successors
or
nominees,
in
each
case
located
outside
of
Switzerland,
except
as
provided
below.
Beneficial
interests
of
Indirect
Holders
in
Notes
represented by Global
Certificates may be
transferred only in
accordance
with
the
rules
and
procedures
of
such
Relevant
Clearing
System,
the
provisions of the Fiscal Agency Agreement and this Condition 3(b).
(ii)
A
beneficial
interest
in
a
Note
represented
by
a
Regulation
S
Global
Certificate may be transferred to
a Person who takes
delivery in the form
of
a
beneficial
interest
in
a
Note
represented
by
a
Rule
144A
Global
Certificate
during
the
Distribution
Compliance
Period,
only
if
such
exchange occurs
in connection
with a
transfer of
beneficial interests
in
the Notes
pursuant to
Rule 144A
and the
transferor first
delivers to
the
Fiscal Agent
and the
Registrar a
written certificate
substantially in
the
form of a certificate available on request from the Registrar to the effect that the beneficial interests in the Notes
are being transferred to a Person
who the
transferor reasonably
believes is
a QIB
within the
meaning of
Rule
144A
under
the
US Securities
Act,
purchasing
the
beneficial
interests in
the Notes
for its
own account
or the
account of
a QIB
in a
transaction meeting
the requirements
of
Rule
144A
and
in
accordance
with all applicable
securities laws of
the states of
the United States
and
other jurisdictions.
(iii)
A
beneficial
interest
in
a
Note
represented
by
a
Rule
144A
Global
Certificate may be transferred to
a Person who takes
delivery in the form
of a
beneficial interest
in a
Note represented
by a
Regulation S
Global
Certificate,
whether
before
or
after
the
expiration
of
the
Distribution
Compliance Period,
only if
the transferor
first delivers
to the
Fiscal Agent
and
the
Registrar
a
written
certificate
substantially
in
the
form
of
a
certificate available
on request
from the
Registrar to
the effect
that the
transfer is being conducted in compliance with
Rule 903 or Rule 904 of
Regulation S under the US Securities Act.
(iv)
Until the
termination of
the Distribution
Compliance Period,
beneficial
interests in
any Regulation
S Global
Certificate may
be held
only through
participants
acting
for
and
on
behalf
of
Euroclear
and/or
Clearstream,
Luxembourg, provided
that
this
subclause (iv)
shall
not
prohibit
any
transfer in accordance with subclause (ii) above.
(c)
Transfer of Notes represented
by a Definitive Certificate
(i)
If
and
when
Definitive
Certificates
have
been
issued
pursuant
to
Condition 2(c)
(
Amount,
Denomination
and
Form
–
Definitive
Certificates
), one or
more Notes may
be transferred only
in accordance
with
the
legends
set
forth
upon
the
face
of
the
relevant
Definitive
Certificate and
only upon
the surrender
(at the
Specified Office
of the
Registrar)
of
the
Definitive
Certificate
representing
such
Notes
to
be
transferred, together with the
form of transfer attached
to such Definitive
Certificate (or
another form
of transfer
substantially in
the same
form and
containing
the
same
representations
and
certifications
(if
any),
unless
otherwise agreed
by the
Issuer), duly
completed and
executed and
any

10322461924-v10

70-41097754
other
evidence
as
the
Fiscal
Agent
and
the
Registrar
may
reasonably
require. A new Definitive
Certificate shall be issued
to the transferee in
respect of
the Notes
that are
the subject
of the
relevant transfer
and, in
the case
of a
transfer of
part only
of a
holding of
Notes represented
by
one Definitive Certificate,
a new Definitive
Certificate in respect
of the
balance of the
Notes not transferred
shall be issued
to the transferor.
In
the case of a transfer
of Notes to a
Person who is already
a Holder, a new
Definitive Certificate
representing the
enlarged
holding may
be
issued
but only
against surrender of
the Definitive Certificate
representing the
existing holding of such Person.
(ii)
Each new Definitive
Certificate to be
issued pursuant to
Condition 2(c)
(
Amount,
Denomination
and
Form
–
Definitive
Certificates
)
shall
be
available for delivery
within three Relevant
Banking Days of
receipt of
the form of
transfer and surrender of
the relevant Definitive Certificate.
Delivery of
new Definitive
Certificate(s) will
be made
at the
Specified
Office of the Fiscal Agent to which delivery and surrender of such form
of transfer and Definitive Certificate or, as the case may be, surrender of such Definitive Certificate, will
have been made or,
at the option of
the
relevant
Holder
and
as
specified
in
the
relevant
form
of
transfer
or
otherwise in
writing, be
mailed by
uninsured post
at the
risk of
the Holder
entitled to
the new
Definitive Certificate
to such
address as
may be
so
specified, unless such Holder requests otherwise and pays in advance to
the Fiscal Agent the
costs of such other
method of delivery and/or
such
insurance as it may specify.
(d)
Rule 144A
Each Note that is
initially sold in the
United States to a
QIB will not be
registered under
the
US
Securities Act,
or
with
any
securities regulatory
authority of
any
state
or
other
jurisdiction of
the United
States and
may not
be sold,
pledged or
otherwise transferred,
except (i) in accordance
with Rule 144A
to a Person
that the Holder
and any Person
acting
on its behalf reasonably believe
is a QIB that is
acquiring the Notes for its
own account or
for the
account of
one or
more QIBs,
(ii) in an
offshore
transaction in
accordance with
Rule
903
or
904
of
Regulation
S
under
the
US
Securities
Act,
(iii) pursuant
to
an
exemption from registration
under Rule 144
under the US
Securities Act, or
in accordance
with another exemption from, or in a transaction not subject to, registration under the US
Securities Act, if
available, or (iv) pursuant
to an effective
registration statement under
the
US Securities Act, in each case, in accordance with
any applicable securities laws of any
state of the United States.
4.
STATUS
AND SUBORDINATION
(a)
Status
The Notes constitute
direct, unsecured and
subordinated obligations of
the Issuer and
rank
pari passu
and without
any preference
among themselves.
The rights
and claims
of the
Holders against the Issuer
under the Notes are
subordinated as described in
clause (b) of
this Condition 4.
(b)
Subordination
In
the
event
of
(i) a
Bankruptcy
Event
or
(ii) an
order
being
made,
or
an
effective
resolution being
passed, for
the liquidation
or
winding-up of
the Issuer
(except, in
any
such
case,
a
solvent
liquidation
or
winding-up
of
the
Issuer
solely
for
purposes
of
a
reorganisation, reconstruction or amalgamation
of the Issuer
or the substitution
in place of
the
Issuer
of
a
successor
in
business
to
the
Issuer,
the
terms
of
which
reorganisation,
reconstruction, amalgamation
or substitution
(x) have previously
been approved
by a
valid
resolution of the Holders
and (y) do not provide
that the Notes shall become
redeemable
in accordance with these Terms and Conditions),

10322461924-v10

70-41097754
(i)
if
such
event
occurs
prior
to
the
occurrence
of
a
Trigger
Event
or
a
Viability Event, the rights and claims of the
Holders against the Issuer in
respect of
or arising
under (including,
without limitation,
any damages
awarded for
breach of
any obligation
under) the
Notes will,
subject to
any obligations that are mandatorily preferred by law, rank (A) junior to the rights and claims of all holders of Senior Obligations, (B) pari passu with the
rights and
claims of
holders of
Parity Obligations,
and (C) senior
to
the
rights
and
claims
of
holders
of
Junior
Obligations;
provided ,
however
, that,
if a
Trigger Event or
a Viability Event
subsequently occurs
while such
Bankruptcy Event
or liquidation
or winding-up,
as the
case
may be,
is continuing,
the rights
and claims
of the
Holders against
the
Issuer in
respect of
the delivery
of Ordinary
Shares in
accordance with
Condition 8 ( Conversion
) will
rank as
set forth
in subclause (ii)
below;
or
(ii)
if such
event occurs
on or
after the
occurrence of
a Trigger
Event or
a
Viability Event, the rights and claims of the
Holders against the Issuer in
respect
of
the
delivery
of
Ordinary
Shares
in
accordance
with
Condition 8 ( Conversion
) will rank (A) junior to the
rights and claims of
all holders
of Senior
Obligations, (B) junior
to the
rights and
claims of
holders
of
Parity
Obligations,
and
(C)
pari
passu
with
the
rights
and
claims of holders of Junior Obligations.
(c)
Claims subject to a Conversion
Any
claim
of
any
Holder
in
respect
of
or
arising
under
the
Notes
(including,
without
limitation, any claim
in relation to
any unsatisfied payment
obligation of the
Issuer subject
to enforcement by any Holder pursuant to Condition 12 ( Events of Default ) or in relation to the
occurrence of
any other
Event of
Default) will
be subject
to, and
superseded by,
Condition 8 ( Conversion ), irrespective of whether the relevant Trigger Event or Viability
Event,
as
applicable,
has
occurred,
or,
in
the
case
of
a
Viability
Event,
the
relevant
Viability
Event
Notice
has
been
given,
prior
to
or
after
the
occurrence
of
an
Event
of
Default or any other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject to
Condition 8 (
Conversion
) and
clause (h) of
this Condition 5,
the
Notes
will
bear
interest
on
their
principal
amount
(A) from
(and
including) the Issue
Date to (but
excluding) the First
Reset Date, at
the
Fixed
Interest Rate,
and
(B) thereafter,
at
the applicable
Reset Interest
Rate.
(ii)
Subject to
Condition 8 (
Conversion
) and
clause (i) of
this Condition 5,
interest
on
the
Notes
will
be
payable
semi-annually
in
arrear
on
5
February and
5 August
of each
year (each,
an "
Interest Payment
Date
"),
commencing on 5 February 2026.
(b)
Determination of the
Mid Market
Swap Rate, the
Reset Interest Rate
and the Reset
Interest
Amount in relation to each Reset Interest Period
With respect to each
Reset Interest Period
and subject to
clause (c) of this
Condition 5, the
Calculation
Agent
will,
as
soon
as
practicable
after
the
Relevant
Time
on
the
Reset
Determination Date
in relation
to such
Reset Interest
Period, determine
the Mid
Market
Swap
Rate and
the Reset
Interest Rate
for such
Reset Interest
Period and
calculate the
amount
of
interest
payable
per
Calculation
Amount
on
the
Interest
Payment
Date
in
relation
to
each
Interest
Period
falling
in
such
Reset
Interest
Period
(each,
a
"
Reset
Interest Amount ").

10322461924-v10

70-41097754
(c)
Benchmark replacement
If the
Issuer (in
consultation with
the Calculation
Agent) determines
prior to
any Reset
Determination Date that (x) the
rate referred to in
clause (a) of the definition
of the term
"Mid
Market
Swap
Rate" (the
"
Existing Benchmark
Rate
")
has
been
discontinued or
(y) there has been a public
statement or publication of information
by the administrator of
the
Existing
Benchmark
Rate
or
the
regulatory
supervisor
for
the
administrator
of
the
Existing
Benchmark
Rate
announcing
that
the
Existing
Benchmark
Rate
is
no
longer
representative,
then
the
following
provisions
shall
apply
(subject
to
the
subsequent
operation of this Condition 5(c)):
(i)
the
Issuer
shall
use
reasonable
endeavours
to
appoint
an
Independent
Adviser
to
determine
in
the
Independent
Adviser's
discretion,
in
accordance with subclause (iv) below, an
alternative rate to the Existing
Benchmark
Rate
(the
"
Alternative
Benchmark
Rate
")
no
later
than
three Business Days
prior to the Reset
Determination Date relating
to the
next
succeeding
Reset
Interest
Period
(such
Business
Day,
the
"
Independent
Adviser
Determination
Cut-off
Date
",
and
such
next
succeeding Reset Interest Period, the " Affected Reset Interest Period ")
for purposes of determining the Mid Market Swap Rate in respect of the
Affected Reset Interest Period and all Reset Interest Periods thereafter;
(ii)
if prior to
the Independent
Adviser Determination
Cut-off Date the
Issuer
is unable to appoint an Independent Adviser or the Independent Adviser appointed by
the Issuer
fails to
determine an
Alternative Benchmark
Rate
in accordance with subclause (iv) below, then the Issuer (in consultation with
the
Calculation
Agent)
may
determine
in
its
discretion,
in
accordance with
subclause (iv) below,
the Alternative
Benchmark Rate
for purposes of determining the Mid Market Swap Rate in respect of the
Affected Reset Interest Period and all Reset Interest Periods thereafter;
(iii)
if
subclause (ii) above
applies and
the
Issuer is
unable or
unwilling
to
determine
the
Alternative
Benchmark
Rate
prior
to
the
Reset
Determination
Date
relating
to
the
Affected
Reset
Interest
Period
in
accordance
with
subclause (iv)
below,
the
Mid
Market
Swap
Rate
in
respect
of
the
Affected
Reset
Interest
Period
will
be
equal
to
the
Mid
Market Swap Rate
in respect of
the immediately preceding
Reset Interest
Period
(or,
if
there
is
no
preceding
Reset
Interest
Period,
the
Reset
Interest
Rate
applicable
to
the
Affected
Reset
Interest
Period
will
be
equal
to
the
Fixed
Interest
Rate);
provided,
however,
that,
if
this
subclause (iii)
applies
to
the
Affected
Reset
Interest
Period,
the
Reset
Interest Rate for
all succeeding Reset
Interest Periods will
be the
Reset
Interest
Rate
applicable
to
the
Affected
Reset
Interest
Period
as
determined in accordance with
this subclause (iii) unless (A) the
Issuer,
in its sole discretion, elects to determine an Alternative Benchmark Rate in
respect
of
any
such
succeeding
Reset
Interest
Period
and
all
Reset
Interest Periods thereafter
in accordance with
the processes set
out in this
Condition 5(c), and
(B) an Alternative
Benchmark Rate
is so
determined;
(iv)
in
the
case
of
any
determination
of
an
Alternative
Benchmark
Rate
pursuant to subclause (i) or (ii) above, such
Alternative Benchmark Rate
will be such
rate as the
Independent Adviser
or the Issuer
(in consultation
with the Calculation
Agent), as applicable,
determines in its
reasonable
discretion
has
replaced
the
Existing
Benchmark
Rate
in
customary
market usage, or, if the Independent Adviser or the Issuer, as applicable, determines
in
its
reasonable
discretion
that
there
is
no
such
rate,
such
other rate as the Independent Adviser or
the Issuer (in consultation with
the
Calculation
Agent)
determines
in
its
reasonable
discretion
is
most
comparable to the Existing Benchmark Rate; and

10322461924-v10

70-41097754
(v)
if
the
Independent
Adviser
or
the
Issuer
determines
an
Alternative
Benchmark
Rate
in
accordance
with
the
above
provisions
of
this
Condition 5(c),
(A)
the Independent Adviser (in the
case of subclause (2) below,
in
consultation with the Issuer) or, following consultation with the
Calculation
Agent,
the
Issuer
(as
the
case
may
be)
shall
also
determine
in
its
reasonable
discretion
(1) the
method
for
obtaining such Alternative Benchmark Rate, including the page on
or
source
from
which
such
Alternative
Benchmark
Rate
appears or is
obtained (the "
Alternative MMSR
Page
"), and the
time at which
such Alternative Benchmark
Rate appears on,
or
is obtained from,
the Alternative MMSR
Page (the "
Alternative
Relevant Time
"), (2) whether to
apply an Adjustment
Spread to
such
Alternative
Benchmark
Rate
and,
if
so,
the
Adjustment
Spread,
which
Adjustment
Spread
must
be
recognised
or
acknowledged
as
being
in
customary
market
usage
in
international debt capital markets transactions that reference the
Existing Benchmark Rate, where such
rate has been replaced by
such
Alternative
Benchmark
Rate,
and
(3) any
alternative
method
for
determining
the
Mid
Market
Swap
Rate
if
such
Alternative Benchmark
Rate is
unavailable on
the relevant
Reset
Determination
Date,
which
alternative
method
shall
be
consistent with any Alternative
Benchmark Rate that has broad
market support;
(B)
for
the
Affected
Reset
Interest
Period
and
all
Reset
Interest
Periods
thereafter,
(1) clause (a)
of
the
definition
of
the
term
"Mid
Market
Swap
Rate"
shall
be
amended
pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution
and Amendment
) to give effect to
the determination described in
subclause (A)(1) above and any Adjustment Spread determined
pursuant
to
subclause (A)(2)
above,
and
(2) clause (b)
of
the
definition
of
the
term
"Mid
Market
Swap
Rate"
shall
be
amended
pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
to
give
effect
to
the
determination described in subclause (A)(3) above;
(C)
references to
the MMSR
Page and
the Relevant
Time
in these
Terms
and
Conditions
will
be
deemed
to
be
references
to
the
Alternative
MMSR
Page
and
the
Alternative
Relevant
Time,
respectively;
(D)
if any
changes to
the definitions
of the
terms "Business
Day",
"Day Count
Fraction", "Payment
Business Day"
and/or "Reset
Determination
Date"
are
necessary
in
order
to
implement
the
amendments described in subclause (B) above, such definitions shall
be
amended
pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution and
Amendment
)
to
reflect
such changes; and
(E)
the
Issuer
shall
promptly
give
notice
to
the
Holders
in
accordance
with
Condition 14
(
Notices
)
specifying
such
Alternative Benchmark Rate (including any Adjustment Spread
determined
pursuant
to
subclause (A)(2)
above
and
any
alternative method
for determining
the Mid
Market Swap
Rate
described
in
subclause (A)(3)
above),
the
Alternative
MMSR
Page,
the
Alternative
Relevant
Time,
and
any
amendments
implemented pursuant
to
clause (c) of
Condition 13 (
Meetings
of
Holders;
Substitution
and
Amendment
)
as
described
in
subclauses (B) and (D) above.

10322461924-v10

70-41097754
Any determination that is made
by an Independent Adviser or
by the Issuer for purposes
of
this
Condition 5(c)
will
be
made
in
good
faith
and
in
a
commercially
reasonable
manner.
(d)
Publication of Reset Interest Rate and interest amount payable upon redemption
With respect to each Reset Interest Period,
as soon as practicable after
such determination
but in
any event
no later
than the
relevant Reset
Date, the
Calculation Agent
will cause
(i) the relevant Reset Interest Rate and the relevant Reset Interest Amount determined by it, together
with the
Interest Payment
Date in
relation to
each Interest
Period falling
in
such Reset Interest Period, to
be notified to the Issuer
and the Paying Agents and
(ii) the
relevant Reset Interest Rate determined by
it to be notified to any stock
exchange or other
relevant authority on which the
Notes are at the relevant
time listed and to be
published in
accordance with Condition 14 ( Notices ).
The Calculation
Agent shall
calculate any
interest amount
payable on
any Redemption
Date (if
the Notes
are to
be redeemed
pursuant to
Condition 6 (
Redemption and
Purchase
))
and cause such interest amount to
be notified to Issuer and the Paying
Agents and to any
stock
exchange or
other
relevant authority
on
which
the Notes
are at
the relevant
time
listed and
to be
published in
accordance with
Condition 14 (
Notices
) no
later than
two
Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the amount of interest
payable per Calculation Amount on
each Interest
Payment
Date
falling
on
or
before
the
First
Reset
Date
will
be
USD 35.00; and
(ii)
if interest
is required
to be
paid in
respect of
a Note
on any
other date
(including, for
the avoidance
of doubt,
the Reset
Interest Amount),
the
amount of interest payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable
Interest Rate to
the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding the
resulting figure
to the
nearest cent
(half a
cent being
rounded upwards).
(f)
Calculation of amount of interest payable per Note
Subject
to
Condition 8
(
Conversion
)
and
clause (i)
of
this
Condition 5,
the
amount
of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by
which the Calculation
Amount is
required to be
multiplied
to equal the denomination of such Note.
(g)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given, expressed,
made or obtained for
purposes of this Condition
5, whether by
the Reset Reference Banks (or
any of them) or the
Calculation Agent or the Independent
Adviser, will (in the absence of wilful default,
bad faith and manifest error) be binding
on
the Issuer, the Agents and the Holders and (in the absence of wilful default and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Reset Reference Banks
(or any
of
them),
the
Calculation
Agent
or
the
Independent
Adviser
in
connection
with
the

10322461924-v10

70-41097754
exercise
or
non-exercise
by
the
Calculation
Agent
or
the
Independent
Adviser
of
its
powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption or a Trigger Event or a Viability
Event
(i)
Subject
to
Condition 8
(
Conversion
),
if
the
Notes
are
to
be
redeemed
pursuant to Condition 6(b)
(
Redemption and Purchase
– Redemption at
the
option
of
the
Issuer
),
Condition 6(c)
(
Redemption
and
Purchase
–
Redemption
due
to
a
Tax
Event
)
or
Condition 6(d)
(
Redemption
and
Purchase – Redemption due
to a Regulatory
Event
), interest on
the Notes
will
accrue
to
(but
excluding)
the
relevant
Redemption
Date,
and
will
cease to accrue on such Redemption Date; provided , however , that if the payment with respect
to any Note
is improperly withheld
or refused on
such Redemption Date,
interest will continue
to accrue on
the principal
amount
of
such
Note
(both
before
and
after
judgment)
at
the
relevant
Interest Rate to the Relevant Date.
(ii)
Upon the occurrence of a Trigger Event or a Viability
Event, interest on
the Notes
will cease
to accrue
from (and
including) the
date on
which
such Trigger Event or Viability Event occurs.
(i)
Cancellation of interest; prohibited interest
(i)
The Issuer
may,
in its
sole discretion,
elect to
cancel all
or part
of any
payment of interest on the Notes
(including, for the avoidance of doubt,
any related Additional
Amounts) that is
otherwise scheduled to
be paid
on an Interest Payment Date.
This subclause (i)(i) is without
prejudice to
the provisions
of
subclause (i)(ii) of
this Condition 5.
Non-payment of
any amount
of interest
by the
Issuer to
the Fiscal
Agent will
constitute
evidence of cancellation
of the relevant
payment, whether or
not notice
of cancellation has been given by the Issuer.
If practicable,
the Issuer
shall provide
notice of
any cancellation
of interest
(in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the relevant
Interest
Payment
Date.
If
practicable,
the
Issuer
shall
endeavour
to
provide
such
notice
at
least
five
Business
Days
prior
to
the
relevant
Interest
Payment
Date.
Failure
to provide
such notice
will not
have
any
impact on
the
effectiveness of, or otherwise
invalidate, any such
cancellation of interest,
or give
Holders any rights as a result of such failure.
(ii)
The
Issuer
will
be
prohibited
from
making,
in
whole
or
in
part,
any
payment of interest on the Notes
(including, for the avoidance of doubt,
any related Additional
Amounts) on the
relevant Interest Payment
Date
if and to the extent that:
(A)
the amount
of Distributable
Items as
at such
Interest Payment
Date
is
less
than
the
sum
of
(1) the
amount
of
such
interest
payment,
plus
(2) all
other
payments
(other
than
redemption
payments) made
by UBS
Group AG
on or in
respect of
the Notes
or any Parity
Obligations or Junior
Obligations since the
balance
sheet date
of the
Relevant Accounts
and prior
to such
Interest
Payment
Date,
plus
(3) all
payments
(other
than
redemption
payments) payable by
UBS Group AG
on such Interest
Payment
Date
on
or
in
respect
of
any
Parity
Obligations
or
Junior
Obligations, in
the case
of each
of subclauses (1),
(2) and
(3),
excluding any
portion of
such payments
already accounted
for
in determining the amount of such Distributable Items; and/or
(B)
UBS Group AG is
not, or will
not immediately after the
relevant
payment
of
interest
be,
in
compliance
with
all
applicable
minimum
capital
adequacy
requirements
of
the
National

10322461924-v10

70-41097754
Regulations
on
a
consolidated
(
Finanzgruppe
)
basis
(for
the
avoidance
of
doubt,
it
being
understood
that
such
minimum
requirements
will
reflect
any
reduction
in
such
requirements
granted
by
FINMA
to
the
Group
pursuant
to
the
Capital
Adequacy Ordinance); and/or
(C)
FINMA
has
required
the
Issuer
not
to
make
such
interest
payment.
The Issuer shall
deliver a certificate
signed by the
Authorised Signatories to
the
Fiscal Agent and
shall give notice
in accordance with
Condition 14 (
Notices ) to
the Holders, in each case as soon as practicable following any determination that interest is required to
be cancelled pursuant to
this subclause (i)(ii) or,
where no
such prior determination is made, promptly following any Interest Payment Date on which interest
was scheduled to
be paid if
such interest is
being cancelled in
accordance with this subclause (i)(ii), to such effect setting out brief details as to the amount of interest being cancelled and the reason therefor. Failure to provide such certificate
and notice
will not
have any
impact on
the effectiveness
of, or
otherwise
invalidate,
any
such
cancellation or
give
any
Holder
any
rights
as
a
result of such failure.
(iii)
If, on
any Interest
Payment Date,
any payment
of interest
scheduled to
be made
on such date
is not
made in
full pursuant to
subclause (i)(i) or
subclause (i)(ii) of
this Condition 5,
UBS Group
AG shall
not, directly
or indirectly,
(A)
recommend
to
Shareholders
that
any
dividend
or
other
distribution in
cash or in
kind (other than
in the form
of Ordinary
Shares) be paid or made on any Ordinary Shares; or
(B)
redeem,
purchase
or
otherwise
acquire
any
Ordinary
Shares
other than as a Permitted Transaction,
in each
case unless
and until
(x) the interest
payment due
and payable
on the
Notes
on any
subsequent Interest
Payment Date
has been
paid in
full (or
an amount
equal
to the same has been
paid in full to
a designated third party trust
account for the
benefit of
the Holders
prior to
payment by
the trustee
thereof to
the Holders on
such subsequent
Interest Payment
Date) or,
if earlier,
(y) all outstanding
Notes
have been cancelled in accordance with these Terms and Conditions.
(iv)
Payments of
interest on
the Notes
are not
cumulative. Notwithstanding
any other
provision in
these Terms
and Conditions,
the cancellation
or
non-payment of any interest amount by virtue of this Condition 5(i) will not
constitute a
default for
any purpose
(including, without
limitation,
Condition 12 ( Events of Default
)) on the part
of the Issuer.
Any interest
payment not paid by virtue of this
Condition 5(i) will not accumulate or
be payable at any time thereafter, and Holders will have
no right thereto.
(v)
If UBS Group
AG determines, after
consultation with FINMA,
that the
Notes do not, or will cease to, fully qualify as Additional Tier 1 Capital,
(A) the
Issuer
shall
not,
to
the
extent
permitted
under
National
Regulations,
exercise
its
discretion
pursuant
to
subclause (i)(i)
of
this
Condition 5
to
cancel
any
interest
payments
due
on
the
Notes
on
any
Interest Payment
Date following
the occurrence
of such
determination,
and
(B) the
Issuer
shall
give
notice
to
the
Holders
in
accordance with
Condition 14 ( Notices
)
as
soon
as practicable
after
such determination
stating that
the Issuer
may no
longer exercise
its discretion
pursuant to
subclause (i)(i)
of
this
Condition 5
to
cancel
any
interest
payments
as
from the date of such notice.

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70-41097754
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are perpetual
securities in respect of
which there is no
fixed redemption date.
Unless
previously
redeemed
(including
by
way
of
Conversion
pursuant
to
Condition 8
( Conversion
)) or purchased and
cancelled in accordance with
this Condition 6 and subject
to
Condition 8
(
Conversion
),
the
Notes
are
perpetual
and
may
only
be
redeemed
or
purchased in accordance with this Condition 6.
(b)
Redemption at the option of the Issuer
Subject
to
clause (e) of
this
Condition 6,
the
Issuer
may
elect, in
its
sole
discretion,
to
redeem
the
Notes,
in
whole
but
not
in
part,
at
any
time
during
the
period
from
(and
including) the First Call Date to
(and including) the First Reset Date
or on any Reset Date
thereafter
at
their
aggregate
principal
amount,
together
with
any
accrued
and
unpaid
interest thereon to (but excluding) the relevant Redemption Date.
(c)
Redemption due to a Tax Event
(i)
Subject to
clause (e) of
this Condition 6,
upon the
occurrence of
a Tax
Event at
any time
after the
Issue Date,
the Issuer
may elect,
in its
sole
discretion, to redeem the Notes, in whole but not in part, on the relevant
Redemption Date at their aggregate principal amount, together with any accrued and unpaid interest thereon to (but excluding) such Redemption
Date.
(ii)
A " Tax Event " will have occurred if the Issuer in making any payments on the Notes (A) has paid, or will or would
on the next payment date be
required to
pay,
Additional Amounts,
or (B) has
paid, or
will or
would
be required to pay, any additional Tax in respect of
the Notes, in the case
of each of subclauses (A) and
(B), under the laws or regulations
of a Tax
Jurisdiction or any political subdivision thereof or any authority of or in
a Tax
Jurisdiction or any political subdivision
thereof having the power
to
impose,
levy,
collect,
withhold
or
assess
Taxes,
including,
without
limitation,
any
treaty
to
which
a
Tax
Jurisdiction
is
a
party,
or
any
generally published application
or interpretation of such
laws (including,
without
limitation,
a
decision
of
any
court
or
tribunal,
any
generally
published application or
interpretation of such
laws by any
relevant tax
authority or any generally published pronouncement by any relevant tax authority), and the Issuer cannot avoid the foregoing by taking measures reasonably available to it.
(d)
Redemption due to a Regulatory Event
(i)
Subject
to
clause (e)
of
this
Condition 6,
upon
the
occurrence
of
a
Regulatory Event at
any time after
the Issue Date,
the Issuer may
elect,
in its sole
discretion, to redeem
the Notes, in
whole but not
in part, on the
relevant Redemption Date
at their aggregate
principal amount, together
with
any
accrued
and
unpaid
interest
thereon
to
(but
excluding)
such
Redemption Date.
(ii)
A " Regulatory Event
" will have occurred
if any of the
Notes ceases to
be eligible
in full
to be
(A) treated as
Additional Tier 1
Capital, and/or
(B) counted towards
either the
Going-Concern LR
Requirement or
the
Going-Concern RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the Issuer elects to
redeem the Notes pursuant to
clause (b), (c) or (d)
of this
Condition 6, then
the Issuer
shall give
the Holders
not less
than
10 and
not more
than 60 days'
notice in
accordance with
Condition 14

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70-41097754
( Notices
)
(a
"
Redemption
Notice
"),
which
notice
shall,
subject
to
subclauses (ii) and (iii)
below,
be irrevocable and
specify (x) the clause
of this Condition 6
pursuant to which
the redemption is
to be made,
(y) if
any Definitive Certificates have
been issued, the method
by which Notes
to be redeemed will be
tendered, and (z) the date (which
date, in the case
of a redemption pursuant to clause (c) or (d) of this Condition 6, shall be
a
Payment
Business
Day)
on
which
the
Issuer
will
redeem
the
Notes
pursuant
to
such
clause
of
this
Condition 6
(such
specified
date,
the
" Redemption Date ").
(ii)
The Issuer
may only
redeem the
Notes pursuant
to clause (b)
or (c)
of
this
Condition 6
on
the
relevant
Redemption
Date
if
FINMA
has
approved such redemption on or prior to such
Redemption Date, if such
approval is then required under applicable Swiss laws and regulations.
(iii)
The
Issuer
may
only
redeem
the
Notes
pursuant
to
any
clause
of
this
Condition 6
on
the
relevant
Redemption
Date
if
no
Trigger
Event
or
Viability Event has occurred prior to such Redemption Date.
(iv)
If the
Issuer elects
to redeem
the Notes
pursuant to
clause (c) or
(d) of
this Condition 6, then prior to the publication
of the Redemption Notice
pursuant
to
subclause (i)
above,
the
Issuer
shall
deliver
to
the
Fiscal
Agent (A) a certificate signed by the
Authorised Signatories stating that
the
relevant
requirement
or
circumstance
giving
rise
to
the
right
to
redeem
under
clause (c)
or
(d),
as
applicable,
of
this
Condition 6
is
satisfied and the reasons therefor and such
certificate will be conclusive
and binding on the Holders,
and (B) in the case
of a redemption pursuant
to
clause (c) of
this
Condition 6 only,
an opinion
of
independent legal
advisers of recognised standing to the effect that circumstances entitling the
Issuer
to
exercise
its
right
of
redemption
under
clause (c)
of
this
Condition 6 have arisen.
(f)
Purchases
The Issuer or
any other member of
the Group or
any of their
respective affiliates may
at
any
time
purchase
Notes
at
any
price
in
the
open
market
or
otherwise,
provided
that
(i) such
purchase
complies
with
any
limits
or
conditions
to
which
any
member
of
the
Group
is
subject
under
applicable
banking
laws
and
regulations
at
the
time
of
such
purchase, (ii) other
than in
the case
of
purchases made
in connection
with stabilisation
measures in compliance with applicable law or
in connection with any market making in
the Notes,
FINMA has
approved such purchase
(if such
approval is
then required under
applicable Swiss laws
and regulations)
on or prior
to the date
of such purchase,
and (iii) no
Trigger
Event
or
Viability
Event
has
occurred
prior
to
the
date
of
such
purchase.
Any
Notes so purchased may, at the option of the
Issuer, be held, reissued, resold or cancelled.
(g)
Cancellation
All Notes
redeemed in
accordance with
this Condition 6
or by
way of
Conversion pursuant
to Condition 8
(
Conversion
) will
be cancelled
and may
not be
reissued or
resold;
provided ,
however
, that,
in the
case of
Notes redeemed
by way
of Conversion,
the Issuer
will not
take any
action to
cause such
Notes to
be removed
from the
Relevant Clearing
System
prior to the later of (i) the applicable
Settlement Date and (ii) the Final Cancellation
Date.
Following
the
issuance
and
delivery
of
the
relevant
Ordinary
Shares
to
the
Settlement
Share
Depository
on
the
Conversion
Date
and
until
the
later
of
(i) the
applicable
Settlement Date
and (ii) the
Final Cancellation
Date, the
Notes will
evidence solely
the
Holder's right to receive Ordinary Shares and/or
cash proceeds, as the case may be,
from
the
Settlement
Share
Depository
or
the
Settlement
Shares
Offer
Agent
(or
such
other
relevant recipient).

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70-41097754
(h)
Redemption of other instruments
For the avoidance
of doubt, it
is understood that,
if, upon the
occurrence of a
Tax
Event
or
a
Regulatory
Event,
the
Issuer
does
not
elect
to
redeem
the
Notes
pursuant
to
this
Condition 6,
nothing
in
this
Condition 6
or
any
other
provision
of
these
Terms
and
Conditions
will
prohibit
the
Issuer
from
redeeming
(whether
early,
at
maturity
or
otherwise) any
other instruments
issued by
any member
of the
Group pursuant
to the terms
thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i)
Upon the occurrence of a Trigger
Event, a Conversion will occur on the
applicable
Trigger
Event
Conversion
Date
in
accordance
with
Condition 8 ( Conversion ).
(ii)
A "
Trigger
Event
" will have
occurred if the
Issuer gives the
Holders a
Trigger Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If, with
respect to
any Publication
Date, the
Trigger
CET1 Ratio as
of
such Publication Date
is less than
the Threshold Ratio,
the Issuer shall,
subject to subclauses (ii) and (iii) of this Condition 7(b), give a notice (a
" Trigger Event Notice
") to
the Holders
in accordance
with Condition 14
( Notices
) (x) if
such Publication
Date is
an Ordinary
Publication Date,
within five Business Days of such Ordinary Publication Date (such fifth
Business Day, the " Trigger Breach Determination Date ", and the date of such notice,
the "
Ordinary Trigger
Event Notice Date
"), and (y) if
such
Publication
Date
is
an
Extraordinary
Publication
Date,
on
such
Extraordinary
Publication
Date
(the
"
Extraordinary
Trigger
Event
Notice Date "), which notice shall:
(A)
state that the Trigger CET1 Ratio as of such Publication Date is less than the Threshold Ratio, and a Conversion will take place;
(B)
specify the date on which the Conversion will take place, which date shall, subject to postponement pursuant to subclause (ii) of this Condition 7(b), be no more than 20 Business Days after the date of such notice (the " Trigger Event Conversion Date ");
(C)
specify the
Conversion Price
in effect on
the date
of such
Trigger
Event Notice; and
(D)
specify the
details of
the arrangement
for the
settlement of
the
Conversion (including
whether or
not the
Issuer will
appoint a
Settlement Shares
Offer Agent
to conduct
a Settlement
Shares
Offer,
the Suspension Date,
the details of
the Settlement Share
Depository
(including
its
Specified
Office)
or,
if
the
Issuer
is
unable to appoint a Settlement Share Depository prior to giving of such notice,
the other arrangements
it has made
in accordance
with
subclause (i)
of
Condition 8(h)
(
Conversion
–
Procedure
for
delivery
in
respect
of
a
Conversion
)
for
the
issuance
and
delivery of the Ordinary Shares to be issued and delivered upon
Conversion to the Holders, the procedures Holders must
follow
to
obtain delivery
of
the Ordinary
Shares from
the Settlement
Share Depository,
the Settlement
Notice Cut-Off
Date and
the
Final Cancellation Date).
(ii)
If a Trigger Event
Notice is required
to be given
pursuant to subclause (i)
of this Condition 7(b), and on the relevant Publication Date any Higher-

10322461924-v10

70-41097754
Trigger
Contingent Capital
is outstanding
with respect
to which
either
(x) no
Higher-Trigger
Write-down/Conversion
Notice
has
been
given
prior
to
the
Trigger
Event
Notice
Date
or
(y) a
Higher-Trigger
Write-
down/Conversion
Notice
has
been
given
prior
to
the
Trigger
Event
Notice Date,
but the
Trigger Event Conversion
Date is
scheduled to
occur
prior to the relevant Higher-Trigger Write-down/Conversion Date,
(A)
in
the
case
of
subclause (x)
above,
the
giving
of
such
Trigger
Event Notice
will be
postponed until
the date
on which
a Higher-
Trigger
Write-down/Conversion
Notice
has
been
given
with
respect
to
all
such
outstanding
Higher-Trigger
Contingent
Capital and
such date
will be
deemed to
be the
Trigger
Event
Notice Date; and
(B)
in the case of subclauses (x) and (y) above, if the Trigger
Event
Conversion
Date
is
scheduled
to
occur
prior
to
the
Higher-
Trigger
Write-down/Conversion
Date
(or,
in
the
case
of
more
than
one
Higher-Trigger
Write-down/Conversion
Date,
the
latest
Higher-Trigger
Write-down/Conversion
Date),
the
Trigger Event Conversion Date
will be postponed
to the Higher-
Trigger
Write-down/Conversion
Date
(or
the
latest
Higher-
Trigger
Write-down/Conversion
Date,
as applicable)
and such
postponement shall be specified in such Trigger Event Notice.
(iii)
If
(A) a
Trigger
Event
Notice
is
required
to
be
given
pursuant
to
subclause (i) of this
Condition 7(b) in relation
to an Ordinary
Publication
Date, and
(B) prior to
the earlier
of the
Ordinary Trigger
Event Notice
Date
and
the
Trigger
Breach
Determination
Date,
FINMA,
upon
the
request of UBS
Group AG, has
agreed in writing
that a Conversion
is not
required as
a result
of actions
taken by
the Group
or circumstances
or
events, in each case, that
have had, or imminently will
have, the effect of
restoring
the
CET1 Ratio
as
of
the
Balance
Sheet
Date
relating
to
the
relevant Ordinary Publication Date, after giving
pro forma effect to such
actions,
circumstances or
events, to
a
level above
the Threshold
Ratio
that
FINMA
and UBS
Group
AG deem,
in their
sole discretion,
to be
adequate at
such time,
(x) the Issuer
shall not
give such
Trigger
Event
Notice pursuant to
subclause (i) of this
Condition 7(b) in relation
to the
relevant Ordinary
Publication Date,
and (y) the
Issuer shall
give notice
to the
Holders on
or prior
to the
Trigger Breach
Determination Date
in
accordance with Condition 14 ( Notices ), which notice shall state that no
Conversion
will
occur
in
relation
to
the
relevant
Ordinary
Publication
Date.
(c)
Viability Event
(i)
Subject
to
clause (e)
of
this
Condition 7,
upon
the
occurrence
of
a
Viability Event:
(A)
the Issuer shall
give notice (a
"
Viability Event
Notice
") to the
Holders
in accordance with Condition 14
(
Notices
) within three days
of the date
on which such Viability Event occurred, which notice shall:
(1)
state
that
a
Viability
Event
has
occurred
and
a
Conversion will take place;
(2)
specify
the
date
on
which
the
Conversion
will
take
place,
which
date
shall
be
no
more
than
20
Business
Days
following
the
occurrence
of
the
Viability
Event
(the " Viability Event Conversion Date ");

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70-41097754
(3)
specify
the
Conversion
Price
in
effect
on
the
date
of
such Viability Event Notice; and
(4)
specify
the
details
of
the
arrangements
for
the
settlement of the Conversion (including the Suspension
Date,
the
details
of
the
Settlement
Share
Depository
(including its
Specified Office)
or, if the
Issuer is
unable
to appoint a
Settlement Share
Depository prior
to giving
of
such
notice,
the
other
arrangements
it
has
made
in
accordance
with
subclause (i)
of
Condition 8(h)
(
Conversion
–
Procedure
for
delivery
in
respect
of
a
Conversion
)
for
the
issuance
and
delivery
of
the
Ordinary
Shares
to
be
issued
and
delivered
upon
Conversion to
the Holders,
the procedures
Holders must
follow to
obtain delivery
of the
Ordinary Shares
from
the Settlement Share Depository, the Settlement Notice
Cut-Off Date and the Final Cancellation Date); and
(B)
a
Conversion
will
occur
on
the
applicable
Viability
Event
Conversion Date in accordance with Condition 8 ( Conversion ).
(ii)
A " Viability Event
" will
have occurred
if prior
to an
Alternative Loss
Absorption Date (if any):
(A)
FINMA
has
notified
UBS
Group
AG
in
writing
that
it
has
determined
a
conversion
or
write-down,
as
applicable,
of
holders'
claims
in
respect
of
the
Notes
and
all
other
capital
instruments
issued
by,
or
other
capital
obligations
(whether
qualifying
fully
or
partially
for
capital
treatment)
of,
any
member
of
the
Group
that,
pursuant
to
their
terms
or
by
operation of
law,
are capable of
being converted into
equity or
written
down
at
that
time,
is,
because
customary
measures
to
improve the Group Holding
Company's capital adequacy are
at
the
time
inadequate
or
infeasible,
an
essential
requirement
to
prevent the Group Holding Company from becoming insolvent,
bankrupt, unable
to pay
a material
part of
its debts
as they
fall
due or unable to carry on its business; or
(B)
customary measures to improve
the Group Holding Company's
capital adequacy being
at the time
inadequate or infeasible, the
Group
Holding
Company
has
received
an
irrevocable
commitment of direct or indirect extraordinary
support from the
Public Sector (beyond customary
transactions and arrangements
in
the
ordinary
course)
that
has,
or
imminently
will
have,
the
effect
of
improving
the
Group
Holding
Company's
capital
adequacy
and
without
which,
in
the
determination
of
(and
as
notified
in
writing
by)
FINMA,
the
Group
Holding
Company
would
have
become
insolvent,
bankrupt,
unable
to
pay
a
material part of its
debts as they fall
due or unable to
carry on its
business.
For
the
avoidance
of
doubt,
it
is
understood
that
a
Viability
Event
may
occur
irrespective of whether or not a
Trigger Event has occurred or whether any of
the
conditions to the issuance of a Trigger Event Notice have been met.
(d)
Determination of CET1 Ratio and Trigger CET1 Ratio
With respect to any Publication Date, (i) the CET1 Ratio as of the relevant Balance Sheet
Date, (ii) the Trigger CET1 Ratio as of such Publication Date and (iii) the components of both of
the foregoing, in
each case,
as published on
such Publication Date,
will be
final
for purposes of this Condition 7, and any revisions, restatements or adjustments to any of

10322461924-v10

70-41097754
the calculations
described in
subclauses (i) through
(iii) above
subsequently published
will
have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In
the
event
of
the
implementation
of
any
new,
or
amendment
to
or
change
in
the
interpretation of any
existing, laws or
components of National
Regulations, in each
case
occurring after the Issue
Date, that alone or
together with any other
law(s) or regulation(s)
has, in the
joint determination of
UBS Group AG
and FINMA, the
effect that
clause (c)
of this Condition 7 could
cease to apply to
the Notes without giving
rise to a Regulatory
Event, then
the Issuer
shall give
notice to
the Holders
in accordance
with Condition 14
( Notices ) no later than five Business Days after such joint determination stating that such provisions
will
cease
to
apply
from
the
date
of
such
notice
(the
"
Alternative
Loss
Absorption Date "), and from the date of such notice, such provisions will cease to apply to the Notes.
8.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer
has given a
Trigger Event Notice
or a Viability
Event Notice in
accordance
with Condition 7 ( Trigger Event and Viability Event ), then:
(i)
each
Note
shall,
subject
to
and
as
provided
in
this
Condition 8,
be
redeemed and settled
(the "
Conversion
") on
the applicable Conversion
Date
by
(x) the
delivery
of
new
fully
paid
Ordinary
Shares
to
the
Settlement
Share
Depository
on
behalf
of
the
Holders,
and
(y) the
cancellation of any accrued and unpaid interest
on the Notes (whether or
not due and payable); and
(ii)
receipt by the Settlement
Share Depository of such
number of Ordinary
Shares as
is required
to satisfy
in full
its obligation
to deliver
Ordinary
Shares in
respect of
the Conversion
on the
applicable Conversion
Date
shall be
a good
and complete
discharge of the
Issuer's (and,
if UBS
Group
AG
is
not
the
Issuer,
UBS
Group
AG's)
obligations
in
respect
of
the
Notes.
In the case
of the Ordinary
Shares to be
delivered upon Conversion,
as from the
applicable
Share Creation Date for such
Ordinary Shares, there is no
provision for the reconversion
of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders shall
have recourse
only to
the Issuer
for the issue
and delivery
of Ordinary
Shares
to the
Settlement Share
Depository pursuant
to these
Terms
and Conditions.
After such
delivery
to
the
Settlement
Share
Depository,
Holders
shall
have
recourse
only
to
the
Settlement Share Depository
for the
delivery to
them of such
Ordinary Shares or,
in the
circumstances described in
clause (h) of this
Condition 8, any cash
amounts to which
such
Holders are entitled under clause (h) of this Condition 8.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon the
occurrence of
a Trigger
Event or
a Viability
Event, as
at the
date
on
which
the
relevant
Trigger
Event
Notice
or
Viability
Event
Notice, as applicable, is published, each Holder shall be deemed to have accepted,
and
hereby
accepts
and
agrees,
(A) to
the
conversion
of
its
holding of Notes into Ordinary Shares at
the Conversion Price provided
for
herein
and
that,
where
necessary
under
Swiss
law,
the
Settlement
Agent shall effect such conversion on such Holder's behalf, and
(B) that
its obligation to pay up
the Ordinary Shares to be
issued shall be set off
against its claim for repayment of
the principal amount upon redemption
of
the
Notes,
which
claim
shall
be
deemed
to
be
due
and
payable

10322461924-v10

70-41097754
immediately
prior
to
the
time
on
the
Share
Creation
Date
when,
as
a
matter
of
Swiss
law,
the
relevant
Ordinary
Shares
are
paid
up.
Such
Ordinary Shares shall be paid
up and issued on the
Share Creation Date
whereupon the Holders shall cease as a matter of Swiss law
to be treated
for all purposes under Swiss law as Holders and
shall instead as of such
date be treated for all purposes under Swiss law as Shareholders.
(ii)
Subject to
clause (g) of
this Condition 8,
the Issuer,
with the
assistance
of the
Settlement Agent,
where necessary
under Swiss
law,
shall issue
and
deliver
to
the
Settlement
Share
Depository
on
the
applicable
Conversion
Date
such
number
of
Ordinary
Shares
in
respect
of
each
Holder
as
is
determined
by
the
Settlement
Agent
by
dividing
the
aggregate
principal
amount
of
Notes
held
by
such
Holder
on
the
applicable Conversion Date by
the Conversion Price in
effect on the date
of relevant
Trigger Event
Notice or
Viability
Event Notice,
as the
case
may be. The Settlement Agent shall determine such number of Ordinary
Shares in accordance with this subclause (ii) as soon as practicable after publication
of
the
relevant
Trigger
Event
Notice
or
Viability
Event
Notice, as applicable.
(iii)
The initial Conversion
Price per Ordinary
Share in respect
of the Notes
is specified in
the definition thereof.
The Conversion Price is
subject to
adjustment
to
(and
including)
the
date
of
the
relevant
Trigger
Event
Notice or
Viability Event Notice,
as the
case may
be, in
the circumstances
described in clause (d) of this Condition 8.
(d)
Anti-dilution adjustment of the Conversion Price
(i)
Upon the occurrence of
any of the events
described below after 31
July
2025, the Conversion Price will be adjusted by the Issuer as follows:
(A)
If
there
is
a
consolidation,
reclassification,
redesignation
or
subdivision
in
relation
to
the
Ordinary
Shares
that
alters
the
number of
Ordinary Shares
in issue,
the Conversion
Price will
be
adjusted
by
multiplying
the
Conversion
Price
in
force
immediately
prior
to
such
consolidation,
reclassification,
redesignation or subdivision by the following fraction:
where:
A
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately
before
such
consolidation,
reclassification,
redesignation or subdivision, as the case may be; and
B
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately
after,
and
as
a
result
of,
such
consolidation,
reclassification,
redesignation or
subdivision,
as
the
case
may
be.
Such
adjustment
will
become
effective
on
the
date
on
which
the
consolidation, reclassification, redesignation
or subdivision, as
the case
may be, takes effect.
(B)
If UBS
Group AG
issues any
Ordinary Shares
to Shareholders
as a
class credited
as fully
paid by
way of
capitalisation of
profits
or
reserves
(including
any
share
premium
account
or
capital
redemption
reserve)
other
than
(x) where
any
such
Ordinary
Shares are
or are
to be
issued instead
of the
whole or
part of
a
Cash
Distribution
that
the
Shareholders
would
or
could

10322461924-v10

70-41097754
otherwise
have
elected
to
receive,
(y) where
the
Shareholders
may elect to
receive a Cash
Distribution in lieu
of such Ordinary
Shares
or
(z) where
any
such
Ordinary
Shares
are
or
are
expressed to
be issued
in lieu
of a
dividend (whether
or not
a
Cash Distribution equivalent
or amount is
announced or would
otherwise
be
payable
to
the
Shareholders,
whether
at
their
election or otherwise), the Conversion Price will be adjusted by multiplying the Conversion
Price in force
immediately prior to
such issue by the following fraction:
where:
A
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately before such issue; and
B
is
the
aggregate
number
of
Ordinary
Shares
in
issue
immediately after such issue.
Such
adjustment
shall
become
effective
on
the
date
of
issue
of
such
Ordinary Shares.
(C)
If UBS Group AG makes or pays an Extraordinary Distribution
to
Shareholders,
the
Conversion
Price
will
be
adjusted
by
multiplying the Conversion
Price in force
immediately prior to
the Effective Date by the following fraction:
where:
A
is
the
Current
Market
Price
of
one
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency at the Prevailing Rate on the Effective Date); and
B
is
the
portion
of
the
aggregate
Extraordinary
Distribution
attributable
to
one
Ordinary
Share,
with
such
portion
being
determined
by
dividing
the
aggregate
Extraordinary
Distribution
by
the
number
of
Ordinary
Shares
entitled
to
receive
the
relevant
Extraordinary
Distribution.
If
the
Extraordinary
Distribution
shall
be
expressed
in
a
currency
other than the Relevant Currency,
it shall be converted into
the
Relevant
Currency
at
the
Prevailing
Rate
on
the
relevant
Effective Date.
Such adjustment shall become effective on the Effective Date.
For purposes of
this subclause (C), "
Effective Date " means (x) the first
date
on
which
the
Ordinary
Shares
are
traded
ex-the
Extraordinary
Distribution
on
the
Relevant
Stock
Exchange
or
(y) if
there
is
no
Relevant
Stock
Exchange,
the
first
date
upon
which
the
adjusted
Conversion Price is capable of being determined in accordance with this subclause (C).
(D)
If UBS Group
AG issues Ordinary
Shares to Shareholders
as a
class by way of
rights or UBS Group
AG or any other
member
of
the
Group
or
(at
the
direction
or
request
or
pursuant
to
arrangements with UBS Group AG or
any other member of the
Group) any
other Person
issues or
grants to
Shareholders as
a

10322461924-v10

70-41097754
class by
way of
rights, any
options, warrants
or other
rights to
subscribe for or
purchase Ordinary Shares,
or any Securities
that
by
their
terms
of
issue
carry
(directly
or
indirectly)
rights
of
conversion into,
or exchange
or subscription
for,
any Ordinary
Shares
(or
shall
grant
any
such
rights
in
respect
of
existing
Securities so issued), in each case at a
price per Ordinary Share
that
is
less
than
95 per
cent.
of
the
Current
Market
Price
per
Ordinary Share
on the
Effective Date
(translated, if
necessary,
into
the
Relevant
Currency
at
the
Prevailing
Rate
on
the
Effective
Date),
the
Conversion
Price
will
be
adjusted
by
multiplying the Conversion
Price in force
immediately prior to
the Effective Date by the following fraction:
where:
A
is the number of Ordinary
Shares in issue on
the Effective Date;
B
is
the
number
of
Ordinary
Shares
that
the
aggregate
consideration (if any) receivable for the Ordinary Shares issued by way
of rights,
or for
the Securities
issued by
way of
rights,
or for
the options
or warrants
or other
rights issued
by way
of
rights and
for the
total number
of Ordinary
Shares deliverable
on the exercise thereof, would purchase at such Current Market
Price
per
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary, into the Relevant Currency at the Prevailing Rate on the Effective Date); and
C
is the number of Ordinary
Shares to be issued or
the maximum
number of Ordinary Shares that may be issued upon exercise of such options, warrants or
rights calculated as at
the date of issue
of
such
options,
warrants
or
rights
or
upon
conversion
or
exchange
or
exercise
of
rights
of
subscription
or
purchase
in
respect thereof at the initial conversion,
exchange, subscription
or purchase price or rate, as the case may be,
provided
that, if on the Effective Date,
such number of Ordinary Shares
is to be determined by reference
to the application of a formula
or other
variable feature or the occurrence of any event at some subsequent time, then for the
purposes of this
subclause (D), "C"
will be determined
by the
application of such formula or variable feature or as if the relevant event occurs or had
occurred as at
the Effective Date and
as if such
conversion,
exchange, subscription,
purchase or
acquisition had
taken place
on the
Effective Date.
Such adjustment shall become effective on the Effective Date.
For purposes of this
subclause (D), "
Effective Date " means (x) the first
date on which the
Ordinary Shares are traded
ex-rights, ex-options or ex-
warrants on
the Relevant
Stock Exchange or
(y) if there
is no
Relevant
Stock Exchange, the first
date upon which the
adjusted Conversion Price
is capable of being determined in accordance with this subclause (D).
For purposes of
any calculation of
the consideration receivable
or price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the
aggregate
consideration
receivable
or
price
for
Ordinary
Shares issued for cash shall be the amount of such cash;

10322461924-v10

70-41097754
(2)
(x) the aggregate consideration receivable or price for
Ordinary
Shares
to
be
issued
or
otherwise
made
available
upon
the
conversion or exchange
of any Securities
will be deemed
to be
the
consideration or
price
received
or
receivable
for
any
such
Securities
and
(y) the
aggregate
consideration
receivable
or
price
for
Ordinary
Shares
to
be
issued
or
otherwise
made
available upon the exercise of
rights of subscription attached to
any Securities
or upon
the exercise of
any options, warrants
or
rights will be deemed
to be that part
(which may be the
whole)
of
the
consideration
or
price
received
or
receivable
for
such
Securities or,
as the case
may be, for
such options, warrants
or
rights
that
are
attributed
by
UBS
Group
AG
to
such
rights
of
subscription or,
as
the
case may
be,
such options,
warrants or
rights or, if
no part of
such consideration
or price is
so attributed,
the Fair
Market Value
of such
rights of
subscription or,
as the
case may be,
such options, warrants
or rights as
at the relevant
Effective Date, plus in the
case of each of subclauses
(x) and (y)
above, the additional
minimum consideration
receivable or price
(if any) upon
the conversion or
exchange of such Securities,
or
upon the exercise of such rights or subscription attached thereto or, as
the case may
be, upon exercise of
such options, warrants
or
rights,
and
(z) the
consideration
receivable
or
price
per
Ordinary Share upon the
conversion or exchange of,
or upon the
exercise
of
such
rights
of
subscription
attached
to,
such
Securities
or,
as
the
case
may
be,
upon
the
exercise
of
such
options, warrants or
rights will be
the aggregate consideration
or
price referred to
in subclause (x) or
(y) above (as
the case may
be), divided by
the number of
Ordinary Shares to
be issued upon
such
conversion
or
exchange
or
exercise
at
the
initial
conversion, exchange or subscription price or rate;
(3)
if
the
consideration
or
price
determined
pursuant
to
subclause (1)
or
(2)
above
(or
any
component
thereof)
is
expressed in
a currency
other than
the Relevant
Currency, it shall
be converted into
the Relevant Currency
at the Prevailing
Rate
on
the
relevant
Effective
Date
(in
the
case
of
subclause (1)
above) or the relevant date
of first public announcement (in the
case of subclause (2) above);
(4)
in determining the consideration or price pursuant to the above, no
deduction
shall
be
made
for
any
commissions
or
fees
(howsoever described) or any expenses paid or incurred for any underwriting, placing or
management of the
issue of the
relevant
Ordinary Shares
or Securities
or options,
warrants or
rights, or
otherwise in connection therewith; and
(5)
the consideration or
price shall be
determined as provided
above
on the
basis of
the consideration
or price
received, receivable,
paid
or
payable,
regardless
of
whether
all
or
part
thereof
is
received, receivable, paid or
payable by or to
UBS Group AG or
another entity.
(E)
If
UBS
Group
AG
determines,
in
its
sole
discretion,
that,
notwithstanding subclauses (A) to (D) of this Condition 8(d)(i), a reduction
to the Conversion
Price should
be made
as a
result
of
one or
more events
or
circumstances not
referred to
in this
Condition 8(d)(i)
that
would
require
an
adjustment
to
the
Conversion Price in order to comply with Swiss mandatory law on the protection
of holders of instruments
that may convert
into
shares
issued
out
of
capital
range
(
Kapitalband
),
conditional
capital
(
bedingtes
Kapital
)
or
Conversion
Capital,
the

10322461924-v10

70-41097754
Conversion
Price
will
be
reduced
(either
generally
or
for
a
specified period) in such manner and with effect from such date as UBS Group AG shall determine and the Issuer shall notify to the Holders in accordance with Condition 14 ( Notices ).
(ii)
Notwithstanding subclause (i) of this Condition 8(d):
(A)
where
(1)
the
events
or
circumstances
giving
rise
to
any
adjustment to
the Conversion
Price have
resulted or
will
result in an adjustment to the Conversion Price; or
(2)
more than one event that
gives rise to an
adjustment to
the Conversion Price occurs within
such a short period
of time,
that, in the opinion
of UBS Group AG,
a modification to the
operation of
the adjustment
provisions set
forth in
this Condition 8(d)
is required
to
give the intended result, such modification will be made to the operation
of the
adjustment provisions
set forth
in this
Condition 8(d) as
may be
determined by an Independent
Adviser to be in its
opinion appropriate to
give the intended result, including to ensure
that (x) an adjustment to the
Conversion Price or
the economic effect
thereof shall not
be taken
into
account
more
than
once,
(y) the
economic
effect
of
an
Extraordinary
Distribution is not taken into
account more than once, and
(z) to reflect a
redenomination of
the issued
Ordinary Shares
for the
time being
into a
new currency;
(B)
any adjustment
to the
Conversion Price will
be subject
to such
Conversion Price
(translated, if
necessary,
into the
currency in
which the par value of an Ordinary
Share is denominated at the
time such
adjustment becomes
effective
at
the then-prevailing
exchange rate
as determined
by the
Issuer) not
being less
than
the par value of an Ordinary Share at such time;
(C)
UBS Group AG shall not take any action, and shall procure that no action is taken, that
would otherwise result in an
adjustment
to
the
Conversion
Price
(translated,
if
necessary,
into
the
currency
in
which
the
par
value
of
an
Ordinary
Share
is
denominated
at
the
time
of
such
action
at
the
then-prevailing
exchange rate
as determined
by the
Issuer) to
below the
par value
of an Ordinary Share then in effect;
(D)
if any doubt arises as to whether an adjustment is to be made to
the Conversion Price
or as
to the appropriate
adjustment to the
Conversion Price,
the Issuer
may in
its sole
discretion appoint
an Independent
Adviser and, following
consultation between
the
Issuer and such Independent Adviser,
a written opinion of such
Independent Adviser
in respect
thereof will
(in the
absence of
wilful default,
bad faith
and manifest
error) be
conclusive and
binding on the Issuer and the Holders;
(E)
no
adjustment
will
be
made
to
the
Conversion
Price
where
Ordinary
Shares or
other
securities (including
rights,
warrants
and options) are
issued, offered,
exercised, allotted, purchased,
appropriated,
modified
or
granted
to,
or
for
the
benefit
of,
employees or former employees (including directors holding
or
formerly
holding
executive
office
or
the
personal
service
company
of
any
such
person)
or
their
spouses
or
relatives,
in
each case,
of UBS
Group AG
or any
of its
subsidiaries or
any

10322461924-v10

70-41097754
associated company or to a
trustee or trustees to be held
for the
benefit
of
any
such
person,
in
any
such
case
pursuant
to
any
share or option scheme; and
(F)
on any
adjustment, if
the resultant
Conversion Price
has more
decimal
places
than
the
initial
Conversion
Price,
it
will
be
rounded
to
the
same
number
of
decimal
places
as
the
initial
Conversion Price.
No adjustment
will be
made to
the Conversion
Price
where
such
adjustment
(rounded
down
if
applicable)
would be less than one per cent. of the Conversion Price then in effect.
Any
adjustment
not
required
to
be
made,
and/or
any
amount by which the Conversion Price has been rounded down,
will be carried
forward and taken
into account in
any subsequent
adjustment, and such
subsequent adjustment
will be made
on the
basis that the
adjustment not required
to be made
had been made
at the relevant time
and/or that the relevant
rounding down had
not been made, as the case may be.
(iii)
The Issuer shall
give notice of
any adjustments to
the Conversion Price
made pursuant to
this Condition 8(d) to
the Holders in
accordance with
Condition 14 ( Notices ) promptly after the determination thereof.
(iv)
References in these Terms
and Conditions to any
issue or offer or
grant
to Shareholders
"as a
class" or
"by way
of rights"
shall be
taken to
be
references
to
an
issue
or
offer
or
grant
to
all
or
substantially
all
Shareholders, other than Shareholders to
whom, by reason of the laws
of
any territory
or requirements
of any
recognised regulatory
body or
any
other stock
exchange or
securities market
in any
territory or
in connection
with fractional
entitlements, it
is determined
not to
make such
issue or
offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon the
occurrence of
a Relevant
Event that
is a
Qualifying Relevant
Event, then:
(A)
upon the
occurrence of
a Trigger
Event or
a Viability
Event where
the
applicable
Conversion
Date
falls
on
or
after
the
New
Conversion
Condition Effective Date,
(1)
the Notes
shall be
converted on
such Conversion Date
into, or be
exchanged on such
Conversion Date for,
as
the
case
may
be,
Relevant
Shares
of
the
Approved
Entity, mutatis mutandis
as provided
in accordance
with
this Condition 8, at a Conversion Price that shall be the
New Conversion Price; and
(2)
the Issuer shall procure the issue
and/or delivery of the
relevant
number
of
Relevant
Shares
of
the
Approved
Entity
in
the
manner
provided
in
this
Condition 8
(as
may
be
amended as
described
in
the definition
of
the
term New Conversion Condition); and
(B)
the New Conversion
Price shall be
subject to adjustment in
the
circumstances provided in
this Condition 8 for
the adjustment of
the Conversion Price (if necessary with such amendments as an
Independent Adviser shall determine to
be appropriate) and the
Issuer
shall
give
notice
in
accordance
with
Condition 14
( Notices
) to the
Holders of the
New Conversion Price
and of any
such amendments thereafter.

10322461924-v10

70-41097754
(ii)
Upon
the
occurrence
of
a
Relevant
Event,
the
Issuer
shall
give
notice
thereof to the Holders in accordance with Condition 14 ( Notices ) within
10 Business
Days
following
the
occurrence
of
such
Relevant
Event,
which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify
whether
the
Relevant
Event
is
a
Qualifying
Relevant
Event or a Non-Qualifying Relevant Event;
(C)
in
the
case
of
a
Qualifying
Relevant
Event,
specify
the
New
Conversion Price; and
(D)
if applicable,
specify the
New Conversion
Condition Effective
Date.
(iii)
For the avoidance
of doubt, upon
the occurrence of
a Relevant Event
that
is a
Non-Qualifying Relevant
Event, the
provisions of
this Condition 8(e)
shall (subject to the subsequent
operation of this Condition 8(e)
upon the
occurrence of a
subsequent Relevant Event)
not apply, and the
Notes will
continue
to
be
convertible
into
Ordinary
Shares
pursuant
to
and
in
accordance with the other
provisions of this Condition 8
(
Conversion ), if
and when
the Issuer
gives a
Trigger
Event Notice
or a
Viability
Event
Notice
in
accordance
with
Condition 7
(
Trigger
Event
and
Viability
Event ).
(iv)
For purposes of these Terms and Conditions:
" Acquiror " means the Person (including a Governmental Entity) that, following a Relevant Event, controls UBS Group AG.
" Approved Entity
" means an
Acquiror that is
body corporate that
is incorporated
or
established
under
the
laws
of
an
OECD
member
state
and
that,
on
the
occurrence of the Relevant Event, has in issue Relevant Shares.
" Governmental Entity
" means (x) the
Swiss Confederation, (y) an
agency of the
Swiss
Confederation
or
(z) a
person
or
entity
(other
than
a
body
corporate)
controlled by
the Swiss
Confederation or
any such
agency referred
to in
clause (y)
of
this
definition;
provided
, however
,
that,
if
UBS
Group
AG
is
at
any
time
organised in a jurisdiction outside of Switzerland, references in this definition to
"the Swiss Confederation"
shall be read as references
to the government of such
other jurisdiction.
The
"
New
Conversion
Condition
"
shall
be
satisfied
in
respect
of
a
Relevant
Event if, by
no later than
seven days following
the occurrence of
such Relevant
Event, (x) UBS Group
AG has, to
the satisfaction
of UBS Group
AG, entered into
arrangements
with
the
Approved
Entity
that
provide
for
delivery
of
Relevant
Shares
of
the
Approved
Entity
on
Conversion
on
terms
mutatis
mutandis
as
provided in the provisions of this Condition 8, and (y) the Issuer has entered into such agreements and
arrangements, and made
such amendments to
these Terms
and
Conditions,
as
may
be
required
to
ensure
that,
with
effect
from
the
New
Conversion Condition Effective
Date, the Notes
shall, following the
occurrence
of a Trigger Event or a Viability
Event, be convertible into, or exchangeable for,
Relevant Shares
of the
Approved Entity,
mutatis mutandis
in accordance
with,
and subject to, this
Condition 8 (as may be
so amended) at the
New Conversion
Price; provided , however
,
that,
any
failure
to
enter
into
the
arrangements
and
agreements and/or make the amendments described in
clauses (x) and (y) of this
definition shall not constitute a default or an Event of Default under these Terms and Conditions.
"
New Conversion
Condition Effective
Date
" means
the date
with effect
from
which the New Conversion Condition has been satisfied.

10322461924-v10

70-41097754
" New Conversion Price
" means, in respect of any Conversion
Date falling on or
after the
New Conversion
Condition Effective
Date, the
amount determined
by
the Issuer in accordance with the following formula:
where:
NCP
is the New Conversion Price.
ECP
is the Conversion Price in effect on the last dealing day
prior to the New Conversion Condition Effective Date.
VWAPRS
is the
average of
the Volume
Weighted
Average
Price
of
the
Relevant
Shares
of
the
Approved
Entity
(translated,
if
necessary,
into
USD
at
the
Prevailing
Rate
on
the
relevant
dealing
day)
on
each
of
the
five
dealing days ending on the last dealing day
prior to the
date on which the Relevant Event
occurred (and where
references
in
the
definition
of
"Volume
Weighted
Average Price" to "Ordinary Shares" shall be construed
as a
reference to
the Relevant
Shares of
the Approved
Entity and in the definition of "dealing day", references
to
the
"Relevant
Stock
Exchange"
shall
be
to
the
primary
Recognised
Stock
Exchange
on
which
the
Relevant Shares of the Approved Entity are then listed,
admitted to trading or accepted for dealing).
VWAPOS
is the
average of
the Volume
Weighted
Average
Price
of
the
Ordinary
Shares
(translated,
if
necessary,
into
USD at the Prevailing Rate
on the relevant dealing day)
on
each
of
the
five
dealing
days
ending
on
the
last
dealing
day
prior
to
the
date
on
which
the
Relevant
Event occurred.
"
Non-Qualifying
Relevant
Event
"
means
a
Relevant
Event
that
is
not
a
Qualifying Relevant Event.
" Qualifying Relevant Event " means a Relevant Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A " Relevant Event
" will have
occurred if, at
any time after
the Issue Date,
any
Person or
Persons acting
in concert
acquires control
of UBS
Group AG
(other
than as a result of an Exempt Reorganisation). For the purposes of this definition
"Relevant
Event",
"
control
"
means
the
acquisition
or
holding
of
legal
or
beneficial ownership of more
than 95 per
cent. of the
issued Ordinary Shares of
UBS Group AG (whether obtained
directly or indirectly and whether
obtained by
ownership of share capital, contract or otherwise) and, as a consequence thereof, the Ordinary Shares
are no longer
admitted to trading
on any Recognised
Stock
Exchange, and " controlled " shall be construed accordingly.
" Relevant Shares
" means,
in respect
of an
Acquiror,
ordinary share
capital of
such Acquiror that
constitutes equity
share capital
or the equivalent
(or depositary
or other receipts representing the same) that is listed and admitted to trading on a
Recognised Stock Exchange.

10322461924-v10

70-41097754
(f)
Procedure for settlement and delivery of Ordinary Shares
on Conversion
Ordinary Shares to be issued on Conversion shall be delivered subject to and as provided below.
(g)
Fractions
Fractions of Ordinary Shares will not be
issued or delivered pursuant to these Terms
and
Conditions on Conversion and no cash payment will be made in lieu thereof.
The number
of Ordinary Shares to be
issued and delivered to the Settlement
Share Depository for the
benefit of
each Holder
in respect
of a
Conversion shall
be calculated
by the
Settlement
Agent on the basis of the aggregate principal
amount of Notes held by such Holder on
the
applicable Conversion Date and rounded down,
if necessary, to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS
Group
AG,
with
the
assistance
of
the
Settlement
Agent
where
necessary under Swiss
law, shall on or prior
to the applicable
Conversion
Date issue and
deliver to the
Settlement Share Depository such
number
of Ordinary Shares as
is required to
satisfy in full its
obligation to deliver
Ordinary
Shares
to
the
Holders
in
respect
of
the
Conversion
on
the
applicable Conversion Date.
Receipt by the Settlement
Share Depository
of such
Ordinary Shares
shall be
a good
and complete
discharge of
the
Issuer's
(and,
if
UBS
Group
AG
is
not
the
Issuer,
UBS
Group
AG's)
obligations in
respect of
the Notes.
If the
Issuer is
unable to
appoint a
Settlement
Share
Depository
on
or
prior
to
the
giving
of
the
Trigger
Event Notice or Viability Event Notice, as
the case may be,
it shall make
such other
arrangements for
the issuance
and delivery
of the
Ordinary
Shares to
be issued
and delivered upon
Conversion to
the Holders
as it
considers, in
its sole
discretion, to
be reasonable
in the
circumstances,
which
may
include
issuing
and
delivering
such
Ordinary
Shares
to
another
independent
nominee
to
be
held
on
trust
for
the
Holders
or
issuing
and
delivering
such
Ordinary
Shares
to
the
Holders
directly,
which issuance and
delivery shall irrevocably
discharge and satisfy all
of
the Issuer's obligations
under the Notes
as if the
relevant Ordinary Shares
had been issued and
delivered to the Settlement
Share Depository and, in
which case, where the
context so admits, references
in these Terms
and
Conditions to the issue
and delivery of
Ordinary Shares to the
Settlement
Share
Depository
shall
be
construed
accordingly
and
apply
mutatis
mutandis .
(ii)
Subject
to
the
making
of
a
Settlement
Shares
Offer
and
as
otherwise
provided
herein,
the
Settlement
Agent
shall
give
instructions
to
the
Settlement
Share
Depository
for
the
relevant
Ordinary
Shares
to
be
delivered
by
the
Settlement
Share
Depository
on
the
applicable
Settlement
Date
to
the
Holders,
and
the
Settlement
Share
Depository
shall procure that the Ordinary Shares are so delivered to the Holders on the applicable Settlement Date.
(iii)
In respect
of a
Conversion as
a result of
the occurrence
of a
Trigger Event
only,
following
receipt
by
the
Settlement
Share
Depository
of
the
Ordinary Shares
and the
resulting good
and complete
discharge
of
the
Issuer's obligations in
respect of the
Notes as described
in subclause (i)
above, the
Issuer may,
in its
sole discretion,
appoint a
placement agent
(the
"
Settlement
Shares
Offer
Agent
")
acting
on
behalf,
and
for
the
accounts, of the Holders
to conduct an offering of
the Ordinary Shares to
which the Holders are
otherwise entitled (a "
Settlement Shares Offer ").
In the relevant Trigger
Event Notice, the Issuer
shall notify the Holders
whether it
will appoint
such Settlement
Shares Offer
Agent to
conduct
such a Settlement Shares Offer. If it does so appoint a Settlement Shares

10322461924-v10

70-41097754
Offer Agent,
it will
instruct the
Settlement Share
Depository to
deliver
the relevant Ordinary
Shares to or
to the order
of the Settlement
Shares
Offer
Agent
for
this
purpose
prior
to
the
end
of
the
Offer
Settlement
Period. Such
Settlement Shares Offer
shall be
made (x) in the
currency
of the
Issuer's choosing
and at
a cash
price per
Ordinary Share
(such price
translated, if necessary,
into USD at the prevailing exchange rate
on the
date of the
Trigger Event Notice as
determined by the
Issuer) equal to
the
Conversion Price in
effect on the
date of the
Trigger Event
Notice, and
(y) to some or, subject to applicable laws and regulations and to such an offer being practicable
in the
opinion of
the Issuer
in the
Offer Settlement
Period, all
Shareholders on the
record date of
the Trigger
Event Notice
then
eligible
to
participate
in
such
offer.
Any
such
Settlement
Shares
Offer
shall
be
completed
no
later
than
20 Business
Days
after
the
occurrence
of
the
Trigger
Event
(the
"
Offer
Settlement
Period
").
Neither the
Issuer nor
the Settlement
Share Depository
shall incur
any
liability whatsoever to the Holders in respect of the appointment of such
Settlement
Shares
Offer
Agent
or
its
conduct,
save
for
cases
of
gross
negligence or wilful intent.
If the Settlement
Shares Offer is
fully subscribed by
or before the
end of the
Offer
Settlement Period,
the Holders
shall, pursuant
to
the
agreement appointing
the
Settlement Shares Offer Agent, be entitled to receive from the Settlement Shares
Offer Agent
on the
fifth Business
Day after
the end
of the
Offer Settlement
Period,
their pro rata
share of the aggregate cash proceeds received from
the Settlement
Shares
Offer
(such
aggregate
cash
proceeds
translated,
if
necessary,
from
the
currency in
which they
are denominated
into USD
at the
then-prevailing exchange
rate
as
determined
by
the
Settlement
Shares
Offer
Agent
(less
any
foreign
exchange transaction costs)), such
amount being rounded to
the nearest cent (half
a cent
being rounded
upwards). If
the Settlement
Shares Offer
is only
partially
subscribed
by
the
end
of
the
Offer
Settlement
Period,
the
Holders
shall
(x) pursuant to
the agreement appointing
the Settlement Shares
Offer Agent,
be
entitled to receive from
the Settlement Shares Offer
Agent on the fifth
Business
Day
after
the
end
of
the
Offer
Settlement
Period,
their
pro
rata
share
of
the
aggregate
cash
proceeds
received
from
the
Settlement
Shares
Offer
(such
aggregate cash proceeds translated, if necessary, from the currency in which they
are denominated into USD at the then-prevailing exchange rate as determined by the Settlement Shares Offer Agent
(less any foreign exchange
transaction costs)),
such
amount
being
rounded
to
the
nearest
cent
(half
a
cent
being
rounded
upwards),
and
(y) be
entitled
to
receive
their
pro
rata
share
of
the
number
of
Ordinary Shares not subscribed pursuant
to the Settlement Shares Offer
(rounded
down to
the nearest
whole number
of such
Ordinary Shares)
within the
period
specified below from the Settlement Share Depository. If no Ordinary Shares are
subscribed in the Settlement Shares
Offer, Holders shall be entitled to receive the
relevant Ordinary Shares
within the period
specified below from
the Settlement
Share
Depository.
Notwithstanding
Condition 9
(
Payments;
Agents
),
any
cash
proceeds that
the Holders
are entitled
to receive
pursuant to
this subclause (iii)
shall be delivered
to the Holders
in accordance with
clause (j) of this
Condition 8.
In relation to any
Ordinary Shares not sold
pursuant to a Settlement
Shares Offer,
the Settlement Agent shall
give instructions to the Settlement
Shares Offer Agent
for such Ordinary Shares to be
delivered by the Settlement Shares Offer
Agent to
the
relevant
Holders
within
five
Business
Days
after
the
end
of
the
Offer
Settlement Period.
(i)
Taxes and duties
None
of
the
Issuer,
any
other
member
of
the
Group,
any
Agent,
the
Settlement
Share
Depository
and
the
US
Transfer
Agent
will
pay
any
capital,
stamp,
issue,
registration,
transfer or other taxes or duties arising upon Conversion or that may arise or be paid as a
consequence of
or
in
connection with
the
issue and
delivery of
Ordinary Shares
to
the
Settlement
Share
Depository
or
the
delivery
of
any
Ordinary
Shares
to
the
relevant

10322461924-v10

70-41097754
recipient
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement Notice.
A Holder
must pay
any capital,
stamp, issue,
registration, transfer or
other taxes
or duties arising
upon Conversion
or that may
arise or
be paid as
a consequence
of or
in connection with
the issue and
delivery of the
Ordinary Shares
to the Settlement
Share
Depository
or
the
delivery
of
the
Ordinary
Shares
to
the
relevant
recipient
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement
Notice, and such Holder must pay all, if any, such taxes and duties arising by reference to any disposal
or deemed
disposal of
such Holder's
Notes or
interest therein. Any
capital,
stamp, issue, registration,
transfer or other
taxes or duties
arising on delivery
or transfer
of Ordinary Shares to a purchaser in any
Settlement Shares Offer shall be payable by
the
relevant purchaser of those Ordinary Shares.
(j)
Delivery of Ordinary Shares and cash proceeds received
from a Settlement Shares Offer
UBS Group AG,
with the assistance
of the Settlement
Agent where necessary
under Swiss
law,
will
issue
and
deliver
the
Ordinary
Shares
required
to
be
issued
and
delivered on
Conversion to
the Settlement
Share Depository
on behalf
of
the Holder
of
the relevant
Note(s). The
Issuer (or
another party
so
authorised by
the Issuer)
shall instruct
the US
Transfer Agent
to credit
such Ordinary
Shares to
a nominee
account in
the name
of the
Settlement
Share
Depository
to
be
held
on
behalf
of
the
Holders
on
the
applicable
Conversion Date. Receipt by
the Settlement Share Depository
of such Ordinary Shares
on
the
applicable Conversion
Date shall
be
a
good
and
complete discharge
of
the Issuer's
obligations in respect of the Notes as described in subclause (h)(i) of this Condition 8.
In order to
obtain delivery from the
Settlement Share Depository of
the Ordinary Shares
and/or cash proceeds received from a Settlement Shares Offer, in each case to which it is
entitled pursuant to this
Condition 8, a Holder will
be required to deliver
to the Settlement
Share Depository
(or any
of its
agent designated
for such
purpose in
the Trigger
Event
Notice or Viability Event
Notice, as applicable) an executed settlement shares settlement notice
substantially in
the
form
that
may
be
obtained
from
the
Specified
Office
of
the
Settlement Agent (a " Settlement Shares Settlement Notice
") and the relevant
Certificate
representing the
relevant Note
to the
Settlement Share
Depository (or
any of
its agents
designated for such purpose in the Trigger
Event Notice or Viability
Event Notice) on or
before the Settlement Notice
Cut-off Date. If such Settlement
Shares Settlement Notice
or
Certificate is delivered
after the end
of normal business
hours at
the Specified Office
of
the Settlement Share
Depository,
such delivery shall
be deemed for
all purposes to
have
been
made or
given on
the following
New York
Business Day.
The Settlement
Shares
Settlement Notice
must contain
certain information,
including the
name of
the relevant
recipient in which the relevant Ordinary Shares are to
be registered directly on the books
of the
US Transfer,
and Settlement
Shares Settlement
Notices and
Certificates must
be
delivered
to
the
Settlement
Share
Depository
(or
any
of
its
agents
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable)
in
accordance with
the procedures
described in
the relevant
Trigger Event Notice
or Viability
Event Notice, as applicable; provided , however
, that, if the
Notes are represented by one
or more Global
Certificates deposited with, or
with a custodian
for, the
Depositary, then
the Settlement
Shares Settlement
Notice must
be given
in accordance
with the
standard
procedures
of
the
Depositary
(which
may
include,
without
limitation,
delivery
of
the
notice to the Settlement Share
Depository by electronic means) and
in a form acceptable
to the Depositary,
the Settlement Agent and
the Settlement Share Depository.
Subject as
otherwise
provided
herein,
the
relevant
Ordinary
Shares
and/or
cash
proceeds
of
a
Settlement
Shares
Offer
will
be
delivered
by
or
on
behalf
of
the
Settlement
Share
Depository or
the Settlement
Shares Offer
Agent, as
applicable, in
accordance with
the
instructions given
in the
relevant Settlement
Shares Settlement
Notice;
provided , however ,
that, if
the Notes
are represented
by one
or more
Global Certificates
deposited with,
or
with a
custodian for, the
Depositary, then delivery
of any
such cash
proceeds shall
be made
by the Settlement Shares Offer Agent
in accordance with the Depositary's practices from
time to time.
If
a
Holder
delivers
a
valid
Settlement
Shares
Settlement
Notice
and
the
relevant
Certificate on or before the Settlement
Notice Cut-off Date, then the Ordinary Shares
will
be delivered in respect of
the relevant Note(s) by way
of registering the Ordinary Shares

10322461924-v10

70-41097754
in the
name of
the relevant
recipient directly
on the
books of
the US
Transfer Agent
on
the
applicable
Settlement
Date
or
such
other
date
as
is
specified
for
delivery.
Once
Ordinary Shares are registered in the name of the relevant recipient directly on the books
of the US
Transfer Agent, such
relevant recipient, as Shareholder,
is expected to receive
periodic
account
statements
from
the
US
Transfer
Agent
with
respect
to
its
Ordinary
Shares.
At
the
time
of
delivery
of
any
Ordinary
Shares
to
the
relevant
recipient
by
registration of such Ordinary Shares
directly on the books
of the US Transfer
Agent, the
then-valid share registration
rules of UBS
Group AG will
apply, and UBS Group AG
does
not
offer
any
assurance
or
guarantee
that
such
relevant
recipient
will
be
accepted
as
a
Shareholder with voting rights in the share register of UBS Group AG.
If a
Holder fails
to deliver
a Settlement
Shares Settlement
Notice or
the relevant
Certificate
on or before the Settlement Notice Cut-off Date or if a Holder has delivered a Settlement
Shares Settlement
Notice and
the relevant
Certificate on
or prior
the Settlement
Notice
Cut-off Date
but such
Settlement Shares
Settlement Notice
has been
determined by
the
Settlement Share
Depository to
be null
and void,
then the
Settlement Share
Depository
shall continue
to hold
the relevant
Ordinary Shares
and/or, as
applicable, cash
proceeds
received from
a Settlement
Shares Offer,
in each
case to
which such
Holder is
entitled
pursuant to
this Condition 8,
until a
valid Settlement
Shares Settlement
Notice (and
the
Certificate representing
the relevant
Notes) is
so delivered
by such
Holder.
If any
such
Ordinary
Shares
or
such
cash
proceeds
received
from
a
Settlement
Shares
Offer
(as
applicable) have not been claimed during the
10-year and 30-day period commencing on
the Final Cancellation Date, the relevant claims of the applicable Holders are time-barred and the relevant Ordinary
Shares and cash, as
the case may be,
will be transferred to
the
Issuer.
None
of
the
Issuer,
the
Settlement
Share
Depository
and
the
Settlement
Shares
Offer Agent shall have any liability to any
Holder for any loss resulting from
such Holder
not receiving any such Ordinary Shares and/or cash proceeds.
If not previously cancelled on the applicable Settlement Date, the relevant Notes shall be
cancelled on the
Final Cancellation Date
and any Holder
delivering a Settlement
Shares
Settlement Notice after the Settlement Notice Cut-off Date will have to provide evidence of its entitlement to the relevant Ordinary Shares and/or cash proceeds from a Settlement
Shares
Offer,
as
applicable,
satisfactory
to
the
Settlement
Share
Depository
in
its
sole
discretion in order to
receive delivery of such Ordinary
Shares or such cash
proceeds, as
applicable. None of the
Issuer, the Settlement Share Depository
and the Settlement Shares
Offer Agent shall have any liability to any
Holder for any loss resulting from
such Holder
not receiving
any Ordinary
Shares or
cash proceeds
from a
Settlement Shares
Offer,
as
applicable, or from any
delay in the receipt thereof,
in each case as a
result of such Holder
failing to submit a valid Settlement Shares Settlement Notice and any relevant Certificate
(if applicable), on a timely basis or at all.
Any
determination
as
to
whether
any
Settlement
Shares
Settlement
Notice
has
been
properly completed and delivered together
with the relevant Certificate(s) as
provided in
these Terms
and Conditions, or
whether any evidence
of entitlement to
Ordinary Shares
or cash
proceeds received
from a
Settlement Shares Offer,
as applicable,
is satisfactory,
shall
be
made
by
the
Settlement
Share
Depository
in
its
sole
discretion
and
shall
be
conclusive
and
binding
on
the
relevant
Holders.
In
the
case
of
Notes
represented
by
a
Global
Certificate,
any
Settlement
Shares
Settlement
Notice
delivered
prior
to
the
day
following the Suspension Date will be null and void.
(k)
Ordinary Shares
The
Ordinary
Shares
issued
and
delivered
on
Conversion
will
be
fully
paid
and
non-
assessable and will in
all respects rank
pari passu
with the fully paid
Ordinary Shares in
issue on the relevant Share Creation Date, except in any such case for any right excluded
by mandatory provisions of applicable law, and except that the Ordinary Shares so issued and delivered
will not
rank for
(or,
as the
case may
be, the
relevant Holder
will not
be
entitled to receive) any rights, distributions or payments the record date or other due date for the
establishment of
entitlement for
which falls
prior to
the relevant
Share Creation
Date.

10322461924-v10

70-41097754
All Ordinary Shares issued and delivered to Holders upon Conversion are expected to be
"restricted securities"
within the
meaning of
Rule 144
under the
US Securities
Act, and
accordingly,
any Holder who
receives Ordinary Shares
upon Conversion will
be subject
to restrictions
under the
US Securities
Act on
its ability
to resell
such Ordinary
Shares.
Subject to applicable law and the policies and procedures of the US Transfer
Agent from
time to time, through the US Transfer Agent, Holders who receive Ordinary
Shares upon
Conversion are expected to be able to effect transfers of
such Ordinary Shares with other
Shareholders
holding
their
Ordinary
Shares
through
the
US
Transfer
Agent,
or
with
Shareholders holding their Ordinary Shares via DTC
through custodian banks or brokers
by means of DTC's Direct Registration System.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any of its subsidiaries may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back any shares or securities of UBS Group AG
(including Ordinary Shares)
or any depositary
or other receipts
or certificates representing
the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the
case of
any determination
that is
required to
be made
by an
Independent Adviser
for purposes of this Condition 8, the Issuer shall use reasonable endeavours to appoint an
Independent
Adviser
to
make
such
determination;
provided , however
,
that,
notwithstanding the other
provisions of these
Terms and Conditions, if
the Issuer is
unable
to
so
appoint
an
Independent
Adviser
or
the
Independent
Adviser
so
appointed
by
the
Issuer fails
to make
such determination,
the Issuer, acting
in good
faith and
a commercially
reasonable manner, will make such determination.
Any
determination
that
is
made
by
an
Independent
Adviser
for
purposes
of
this
Condition 8 will
be made
in the
sole discretion
of such
Independent Adviser
acting in
good
faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given, expressed,
made or obtained
by an Independent
Adviser or the
Settlement
Agent for purposes of this
Condition 8 will (in the absence
of wilful default, bad faith and
manifest error) be binding
on the Issuer,
the Agents and the
Holders and (in
the absence
of wilful default
and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Independent
Adviser
or
the
Settlement
Agent
in
connection
with
the
exercise
or
non-
exercise by
the Independent
Adviser or
the Settlement
Agent of
its powers,
duties
and
discretions under this Condition 8.
9.
PAYMENTS;
AGENTS
(a)
All payments required to
be made under
the Notes will
be made available
in good
time in freely disposable funds in USD, which will be placed at the free disposal of the Fiscal Agent
on behalf of the
Holders. If the Scheduled
Due Date for any
payment (whether in respect
of principal, interest or
otherwise) in respect of
the
Notes
is not
a Payment
Business Day,
then the
Holders will
not
be
entitled to
payment thereof
until the
first Payment
Business Day
following the
Scheduled
Due Date, and the
Holders will not be
entitled to any additional
sum in relation to
such payment. All payments required to be made under the Notes (including, for the avoidance of doubt, any
Additional Amounts) shall be made
to the Holders in
USD
without
collection
costs,
without
any
restrictions
and
whatever
the
circumstances may
be,
irrespective of
nationality,
domicile or
residence of
the
relevant Holder and without certification, affidavit or
the fulfilment of any other
formality; provided , however
, that, in the case of
Notes represented by Definitive
Certificates,
such
Definitive
Certificates
must
be
presented
and,
in
the
case
of
redemption, surrendered at
the Specified Office
of the relevant
Paying Agent as
a condition to receipt of any such payment.

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70-41097754
(b)
The receipt by the
Fiscal Agent of the
due and punctual payment
of funds in USD
will release the
Issuer from its
obligations under the
Notes to the
extent of such
payment.
(c)
Subject to clause (d) of this Condition 9,
(i)
the Issuer reserves
the right to terminate
the appointment of any
Agent,
as
well
as
to
appoint
or,
after
any
such
appointment,
to
terminate
the
appointment
of,
one
or
more
other
paying
agents
to
carry
out
any
payment
or
other
similar
functions
in
respect
of
the
Notes
(each,
a
" Paying Agent "), provided
that (A) so long as
any Note is outstanding,
there will at all times be a Fiscal Agent, a Registrar, a Calculation Agent and a Settlement
Agent, (B) for so
long as the
Notes are listed
on the SIX
Swiss Exchange and if then required by
the regulations of the SIX Swiss
Exchange,
the
Issuer
shall
maintain
a
Paying
Agent
in
Switzerland,
which
agent
shall
have
an
office
in
Switzerland
and
be
a
bank
or
securities
dealer
subject
to
supervision
by
FINMA,
to
perform
the
functions
of
a
Swiss
paying
agent
(the
"
Swiss
Paying
Agent
"),
and
(C) any successor Calculation Agent must be a leading bank or financial institution that
is experienced
in the
calculations and
determinations to
be made by the Calculation Agent; and
(ii)
if at any
time the Fiscal
Agent, the Registrar,
the Calculation Agent,
or
the
Swiss
Paying
Agent,
(A) becomes
incapable
of
acting,
or
(B) is
adjudged
bankrupt
or
insolvent,
or
files
a
voluntary
petition
in
bankruptcy,
or makes
an assignment
for the
benefit of
its creditors,
or
consents to the appointment of a receiver of all or any substantial part of its property,
or admits in writing
its inability to pay
or meet its debts
as
they mature, or if an order of any court is entered approving any petition filed by
or against it
under the provisions
of any
applicable bankruptcy
or insolvency law, or if a receiver of it or of all or any substantial part of its property is appointed, or
if any public officer takes
charge or control
of
it
or
of
its
property
or
affairs
for
the
purpose
of
rehabilitation,
conservation
or
liquidation
(any
such
event,
an
"
Agent
Insolvency
Event
"), then the Issuer will terminate the appointment of
such Agent in
accordance with
the Fiscal
Agency Agreement and
appoint a successor
Agent; and
(iii)
if
at
any
time
the
Calculation
Agent
fails
to
(A) determine
the
Mid
Market Swap Rate or the Reset
Interest Rate or duly calculate the
Reset
Interest
Amount
for
any
Reset
Interest
Period
or
the
interest
amount
payable on
the relevant
Redemption Date
(if the
Notes are
to be
redeemed
pursuant to Condition 6
(
Redemption and Purchase
)) or (B) comply
with
any
other
requirement
in
relation
to
the
Notes,
then
the
Issuer
will
terminate the
appointment of the
Calculation Agent in
accordance with
the Fiscal
Agency Agreement
and appoint
a successor
Calculation Agent;
provided , however
,
that,
if
the
Calculation Agent
duly
calculates
such
Reset Interest Rate,
Reset Interest Amount or
interest amount payable
on
the relevant Redemption
Date, as the
case may be,
prior to its
termination
(and the
appointment of
its successor)
taking effect
in accordance
with
clause (d) of this Condition 9, the Issuer
may elect, in its sole discretion
and upon
notice to
the Holders
in accordance
with Condition 14
(
Notices ),
to cancel such termination (and appointment).
(d)
Any appointment
or termination
of
appointment of,
or any
resignation by,
any
Agent (other than the
Settlement Agent) may
only take effect not
less than 30 and
not
more
than
45
days
after
the
Issuer
has
notified
the
Holders
of
such
appointment,
termination
or
resignation
in
accordance
with
Condition 14
( Notices ); provided , however
, that, in
the case of
the termination of
an Agent with
respect to which an Agent Insolvency Event has occurred, such termination may
take effect prior to the
expiry of such 30-day
notice period, so long
as a successor

10322461924-v10

70-41097754
Agent has been
appointed to the
extent required by
the immediately succeeding
sentence. Notwithstanding the foregoing, any termination of the appointment of, or resignation by,
the Fiscal Agent, the Registrar,
the Swiss Paying Agent or the
Calculation Agent may not take
effect until the Issuer
has appointed a successor
Fiscal Agent, Registrar, Swiss Paying Agent or Calculation Agent, as
applicable;
provided , however
, that, if no
such successor has been appointed
within 30 days
of the scheduled effectiveness of such termination or resignation, any Holder (on behalf of itself and all others similarly
situated) or, pursuant to and in accordance
with the
Fiscal Agency
Agreement, the
Fiscal Agent,
the Registrar,
any Paying
Agent or
the Calculation
Agent, as
the case
may be,
may petition
any court
of
competent jurisdiction for
the appointment of
a successor,
at the
expense of the
Issuer.
(e)
Subject to
subclause (c)(i) of
this Condition 9,
the Issuer
may appoint
or terminate
the appointment
of a Settlement
Agent, and
a Settlement
Agent may resign,
at any
time. The Issuer will notify the Holders of
any such appointment, termination or
resignation in accordance with Condition 14 ( Notices ).
10.
TAXATION
(a)
All payments
to be
made by
or on
behalf of
the Issuer
in respect
of the
Notes
(including,
for
the
avoidance
of
doubt,
payments
by
a
Paying
Agent)
shall
be
made without
withholding or
deduction for, or
on account
of, any
present or
future
taxes, duties,
assessments or other
government charges
of any
nature ("
Taxes ")
imposed,
levied,
collected,
withheld
or
assessed
by
or
on
behalf
of
any
Tax
Jurisdiction or
any political
subdivision thereof
or any
authority of
or in
a Tax
Jurisdiction or any
political subdivision thereof
having the power
to impose, levy,
collect, withhold
or assess
Taxes, unless withholding, deduction
or accounting
for
such Taxes is required by law.
(b)
In the event that any payment to be made by or on behalf of
the Issuer in respect
of the Notes (including,
for the avoidance of
doubt, payments by a
Paying Agent)
is subject
to any
withholding or
deduction for,
or on
account of,
any Taxes
by
requirement
of
law
in
a
Tax
Jurisdiction
(as
determined
by
the
relevant
tax
authority
of
or
in
such
Tax
Jurisdiction),
the
Issuer
shall
pay
such
additional
amounts as will result in the Holders receiving the amounts that they would have received
in respect
of
the Notes
if no
such withholding
or
deduction had
been
required (" Additional Amounts ").
(c)
No
Additional
Amounts
will
be
payable
pursuant
to
clause (b)
of
this
Condition 10 in relation to any Note:
(i)
if the relevant Holder is liable for such Taxes on such Note as a result of having some connection with the relevant Tax Jurisdiction other than its mere ownership or possession of such Note or the receipt of principal or interest in respect thereof; or
(ii)
if such
Taxes are a
result of
such Note
having been
presented for
payment
(where
presentment
is
required)
more
than
30
days
after
the
Relevant
Date, except
to the
extent that
the Holder
would have
been entitled
to
receive
the
Additional
Amounts
if
it
had
presented
such
Note
for
payment on the last day of the 30-day period; or
(iii)
with respect
to any
Tax collected pursuant
to Sections 1471
through 1474
of
the
US
Internal
Revenue
Code,
as
amended
and
as
may
be
further
amended from
time to
time (the
"
Code
"), the
regulations promulgated
thereunder, or
applicable inter-governmental
agreements or
agreements
with
the
United
States
Internal
Revenue
Service
entered
into
in
connection
with
the
implementation
of
such
sections
of
the
Code,
or
legislation enacted
by a non-United
States jurisdiction
in connection
with
the implementation of such sections of the Code (FATCA);
or

10322461924-v10

70-41097754
(iv)
where such withholding or deduction is required to be made
pursuant to
laws
enacted
by
Switzerland
providing
for
the
taxation
of
payments
according to principles similar to those laid down in the draft legislation of the Swiss Federal Council of 3 April 2020, or otherwise changing the
Swiss federal
withholding tax
system from
an issuer-based
system to
a
paying
agent-based
system
pursuant
to
which
a
Person
other
than
the
issuer is required to withhold tax on any interest payments; or
(v)
to
the
extent
any
combination
of
subclauses (i)
through
(iv)
above
applies.
(d)
Any reference in these Terms and Conditions
to amounts payable by the
Issuer in
respect of the Notes includes (i) any Additional Amount payable pursuant to this
Condition 10 and (ii) any sum
payable pursuant to an
obligation taken in addition
to or in substitution for the obligation in this Condition 10.
11.
STATUTE
OF LIMITATIONS
In accordance with Swiss law, (a) claims for interest payments under the Notes will become time-
barred
after
the
five-year
period
and
(b) claims
for
the
repayment
or
redemption
of
Notes
will
become time-barred after the 10-year
period, in each case, commencing on
the date on which such
payments, repayment or redemption become due and payable.
12.
EVENTS OF DEFAULT
(a)
If
any
of
the
following
events
occurs,
such
occurrence
will
constitute
an
"
Event
of
Default ":
(i)
the Issuer fails to
pay the principal amount
of any Note if
and when the
same becomes due
and payable under
these Terms
and Conditions, and
such failure continues unremedied for a period of 30 days; or
(ii)
the
Issuer fails
to pay
any interest
on the
Notes if
and when
the same
becomes due
and payable
under these
Terms
and Conditions,
and such
failure continues unremedied for a period of 30 days; or
(iii)
the Issuer
fails to
observe or
perform any
other covenant,
condition, or
agreement
contained
in
these
Terms
and
Conditions,
and
such
failure
continues unremedied for a period
of 60 days after written notice thereof
from any Holder to the Issuer; or
(iv)
a Bankruptcy Event;
provided , however
,
that,
notwithstanding
subclauses (i)
to
(iv)
above,
neither
(A) the
opening of
Restructuring Proceedings
with respect
to the
Issuer nor
(B) the exercise
of
any
Swiss
Resolution
Power
with
respect
to
the
Issuer
during
any
such
Restructuring
Proceedings nor
(C) the ordering
of any Protective
Measures with
respect to
the Issuer that
are
ordered
or
confirmed
upon
the
opening
of
or
during
any
such
Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the occurrence of an
Event of Default relating to
any failure of the
Issuer to
meet any
payment obligation
under these
Terms
and Conditions
and subject
to
Condition 8
(
Conversion
),
(i) such
payment
obligation
(and
such
payment
obligation only) will
be immediately deemed
a due and payable
(
fällige ) payment
obligation of the Issuer, and (ii) if (A) the
relevant Holder has formally requested
payment of
such payment obligation,
(B) such payment obligation
has not been
fulfilled within the
statutory period under
Swiss law commencing
after the date
of
such
formal
request
and
(C) a
writ
of
payment
(
Zahlungsbefehl
)
has
been
issued
with
respect
to
such
payment
obligation
pursuant
to
the
DEBA,
the
relevant Holder may
institute proceedings against
the Issuer in
Switzerland (but
not elsewhere) to enforce
its rights with respect
to such payment obligation
under
the DEBA.

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70-41097754
(c)
If a
debt collection
or insolvency
proceeding with
respect to
the Issuer
is instituted
in Switzerland in accordance
with clause (b) of this Condition
12, the Issuer shall
not (i) after having received the writ of payment ( Zahlungsbefehl ) relating to the relevant payment
obligation, argue
or plead
that such
payment obligation
is not
due and
payable by
the Issuer,
or (ii) prior
to the
declaration of
bankruptcy (or
similar
proceeding
under
Swiss
insolvency
laws),
make
any
payment
to
the
relevant Holder under or in connection with the Notes.
(d)
In
the
case
of
any
Event
of
Default
arising
under
subclause (a)(iii)
of
this
Condition 12
and
subject
to
Condition 8
(
Conversion
),
any
Holder
may
seek
specific performance or damages with respect to
such Event of Default pursuant
to the Swiss
Code if so
entitled thereunder. Any such
damage claim of
any Holder
will rank junior to the rights and claims of all holders of Senior Obligations.
(e)
In
the
case
of
any
Event
of
Default
arising
under
subclause (a)(iv)
of
this
Condition 12
and
subject
to
Condition 8
(
Conversion
),
any
Holder
may,
by
written
notice
to
the
Issuer,
declare
the
principal
amount
of
any
of
its
Notes,
together
with
any
accrued
and
unpaid
interest
thereon,
immediately
due
and
payable, without presentment, demand, protest or other notice of any kind.
(f)
No remedy against the Issuer other than those described in this Condition
12 will
be available to the
Holders in connection with
the Issuer's obligations under
these
Terms
and Conditions,
whether for
the recovery
of amounts
owing under
these
Terms and Conditions or in respect of any breach by the Issuer of any of its other
obligations
under
these
Terms
and
Conditions
or
otherwise.
In
particular,
no
Holder may declare (i) the
principal amount of any
Notes due and payable
prior
to any Redemption Date,
or (ii) any interest on
any Notes due and
payable prior
to the relevant Interest
Payment Date, except, in
the case of each
of subclauses (i)
and (ii), pursuant to clause (e) of this Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except as otherwise specified in this Condition 13,
the provisions of bondholder
meetings contained in article 1157 et seqq. of the Swiss Code apply in relation to meetings of Holders.
(b)
If a Tax Event or a Regulatory Event has occurred, the Issuer may, without the consent of the Holders,
either substitute
all, but
not some
only, of the
Notes for, or
amend these
Terms
and Conditions so that they remain or become, Compliant Securities, provided that:
(i)
neither
a
Tax
Event
nor
a
Regulatory
Event
arises
as
a
result
of
such
substitution or amendment;
(ii)
FINMA has approved such substitution or amendment (if such approval is then required under applicable Swiss laws and regulations);
(iii)
the
Issuer
has
given
the
Holders
not
less
than
30
days'
notice
of
such
substitution
or
amendment
in
accordance with
Condition 14 (
Notices ),
which
notice
will,
subject
to
subclause (v)
below,
be
irrevocable,
and
state the date on which such substitution or amendment will be effective
(the " Substitution or Amendment Effective Date ");
(iv)
prior to
the publication
of any
notice pursuant
to subclause (iii)
above,
the Issuer shall deliver to the Fiscal Agent (A) a certificate signed by the
Authorised
Signatories
stating
that
the
relevant
requirement
or
circumstance giving rise to
the right to substitute
or amend the terms
of
the Notes, as applicable, pursuant to this
Condition 13(b) is satisfied and
the reasons therefor
and such certificate
will be conclusive
and binding
on
the
Holders,
and
(B) an
opinion
of
independent
legal
advisers
of
recognised standing
to the
effect that
circumstances entitling
the Issuer

10322461924-v10

70-41097754
to
exercise
its
right
to
substitute
or
amend
the
terms
of
the
Notes,
as
applicable, pursuant to this Condition 13(b) have arisen; and
(v)
no
Trigger
Event
or Viability
Event has
occurred prior
to the
relevant
Substitution or Amendment Effective Date.
In
connection
with
any
substitution
or
amendment
in
accordance
with
this
Condition 13(b), the
Issuer shall
comply with
the rules
of any
stock exchange on
which
the Notes are for the time being listed or admitted to trading.
(c)
In
addition
to
its
rights
under
clause (b)
of
this
Condition 13,
the
Issuer
may,
without
the
consent
of
the
Holders,
make
any
amendment
to
these
Terms
and
Conditions
that
it
considers
to
be
(i) necessary
or
desirable
to
give
effect
to
(A) any
Alternative
Benchmark
Rate
determined
in
accordance
with
Condition 5(c) (
Interest
–
Benchmark replacement
)
(including
any
Adjustment
Spread
determined
in
accordance
with
subclause (v)(A)(2)
thereof
and
any
alternative method for
determining the Mid
Market Swap Rate
if such Alternative
Benchmark
Rate
is
unavailable
on
the
relevant
Reset
Determination
Date
determined
in
accordance
with
subclause (v)(A)(3)
thereof),
and
any
related
changes to
the definitions
of the
terms "Business
Day", "Day
Count Fraction",
"Payment
Business
Day"
and/or
"Reset
Determination
Date"
determined
to
be
necessary in
accordance with
subclause (v)(D) thereof,
or (B) the
provisions of
clause (a)
of
Condition 15
(
Issuer
Substitution
)
(including,
without
limitation,
(x) if
the
Substitute
Issuer
is
organised
and/or
resident
for
tax
purposes
in
a
jurisdiction
other
than
Switzerland,
any
amendments
to
any
references
to
the
jurisdiction
of
"Switzerland"
contained
herein,
including,
without
limitation,
amendments to
the definition
of the
term "Bankruptcy
Event", the
definition of
the term
"Business Day",
the governing
law of
the subordination
provisions set
forth
in
Condition 4
(
Status
and
Subordination
)
and
the
provisions
of
Condition 12 ( Events of Default ), and (y) any amendments to reflect UBS Group
AG's
guarantee
described
in
subclause (a)(iii)
of
Condition 15
(
Issuer
Substitution
)), or
(C) the provisions
of subclause (i)(B)
and/or subclause (iii)
of
Condition 8(e) (
Conversion – Qualifying
Relevant Event
), or (ii) formal,
minor or
technical
in
nature,
or
(iii) necessary
to
correct
a
manifest
error,
or
(iv)
not
materially prejudicial to the interests of the Holders.
(d)
The
Issuer
shall
notify
the
Holders
of
any
amendments
made
pursuant
to
clause (c) of this Condition 13 in accordance with Condition 14 ( Notices ), which notice shall state the date on which such amendment will be effective.
(e)
Any
amendment
made
pursuant
to
this
Condition 13
will
be
binding
on
the
Holders in accordance with its terms.
14.
NOTICES
(a)
So long
as the
Notes are
listed on
the SIX
Swiss Exchange,
notices to
Holders
shall be given by the Issuer (i) by means of electronic publication on the internet website
of
SIX
Exchange
Regulation
Ltd
(https://www.ser-ag.com),
where
notices
are
as
at
the
Issue
Date
published
under
the
address
https://www.ser-
ag.com/en/resources/notifications-market-participants/official-notices.html#/,
or
(ii) otherwise in accordance
with the regulations
of the SIX
Swiss Exchange. Any
notice will be validly given on the date of such publication or, if published more
than once, on the date of the first such publication.
(b)
If the Notes are for any reason no longer listed on the SIX Swiss Exchange:
(i)
if the Notes are
represented by one
or more Global Certificates
deposited
with a custodian for DTC,
notices to Holders shall
only be required to be
given by the Issuer in
accordance with clause (c) of
this Condition 14; or

10322461924-v10

70-41097754
(ii)
if
the
Global
Certificate(s)
have
been
exchanged
for
Definitive
Certificates, the Issuer shall send notices to Holders by first class mail at
their respective
addresses as
recorded in
the Register, and
any such
notice
will be
validly given
on the
fourth Business
Day after
the date
of such
mailing.
(c)
So long as
the Notes are
represented by one
or more Global
Certificates deposited
with a
custodian for
DTC, any
notices required
to be
given by
the Issuer
to the
Holders hereunder shall
also be given
to the Indirect
Holders through the
Fiscal
Agent to
DTC for
forwarding to
the Indirect
Holders. Any
such notice
will be
validly given on
the date of
delivery to DTC
in accordance with
DTC's applicable
procedures.
15.
ISSUER SUBSTITUTION
(a)
The
Issuer
(for
purposes
of
this
Condition 15,
the
"
Current
Issuer
")
may,
without
the
consent
of
the
Holders,
substitute
any
entity
(whether
or
not
such
entity
is
organised
under
the
laws
of
Switzerland)
(such
substitute
entity,
the
" Substitute Issuer
") for
itself as
principal debtor
under the
Notes upon
giving
not less than
10 and not more
than 30 days'
notice to the
Holders in accordance
with Condition 14 ( Notices ), provided
that:
(i)
the Substitute Issuer is UBS Group AG or,
if the Substitute Issuer is not
UBS
Group
AG,
(A) an
exemption
exists
from
the
requirement
to
register
the
Substitute
Issuer
as
an
investment
company
under
the
US
Investment Company Act, and (B)
at least 95 per cent.
of the Substitute
Issuer's capital and voting rights are held, directly or indirectly, by UBS
Group AG;
(ii)
the Current
Issuer is
not in
default in
respect of
any amount
payable under
the Notes at the time of such substitution;
(iii)
if
the
Substitute
Issuer
is
not
UBS
Group
AG,
UBS
Group
AG
has
irrevocably and
unconditionally guaranteed
to the
Holders, pursuant
to
article 111 of the Swiss Code and on a subordinated basis corresponding mutatis mutandis
to Condition 4 (
Status and Subordination ), (A) the due
and punctual payment of
principal and interest and
all other amounts due
and payable
by the
Substitute Issuer
under,
or in
respect of,
the Notes
upon receipt of
the written request
for payment of
the relevant amount,
and
(B) upon
the
occurrence
of
a
Conversion,
the
due
delivery
of
the
Ordinary
Shares
required
to
be
delivered
pursuant
to
Condition 8
( Conversion
), and on the terms whereby subclause
(iii) of Condition 5(i)
(
Interest
–
Cancellation
of
interest;
prohibited
interest
),
subclause (ii)(C)
of
Condition 8(d)
(
Conversion
–
Anti-dilution
adjustment
of
the
Conversion
Price
),
Condition 10
(
Taxation ),
Condition 12
(
Events
of
Default
)
and
Condition 20
(
No
Set-off
by
Holders
)
apply
to
UBS
Group
AG
and
to
its
obligations
under
such
guarantee either by
making the necessary
consequential amendments to
such Conditions or including such
Conditions applicable to UBS Group
AG and to its
obligations under such guarantee
in such guarantee itself,
as applicable;
(iv)
the Current
Issuer and
the Substitute
Issuer (A) have
entered into
such
documents
(the
"
Substitution
Documents
")
as
are
necessary
to
give
effect to such
substitution and pursuant
to which the
Substitute Issuer has
(x) undertaken in favour of each Holder to be bound by these Terms and
Conditions as
the principal
debtor (on
a subordinated
basis corresponding
to Condition 4
(
Status and
Subordination
)) under
the Notes
in place
of
the Current Issuer and
(y) assumed the obligations of the
Current Issuer
under
the
Fiscal
Agency
Agreement,
and
(B) procure
that
all
action,
conditions and things required to be taken, fulfilled and done (including,

10322461924-v10

70-41097754
without limitation,
the obtaining
of any
necessary consents)
to ensure
that
the
Substitution
Documents
represent
valid,
legally
binding
and
enforceable obligations of
the Substitute Issuer
have been taken,
fulfilled
and done and are in full force and effect;
(v)
if the Substitute
Issuer is resident
for tax purposes
in a jurisdiction
(the
" New Residence
") other
than that
in which
the Current
Issuer prior
to
such
substitution
was
resident
for
tax
purposes
(the
"
Former
Residence
"), the Substitution Documents contain an undertaking by
the
Substitute
Issuer
and/or
such
other
provisions
as
may
be
necessary
to
ensure
that
each
Holder
has
the
benefit
of
an
undertaking
in
terms
corresponding to the provisions of Condition
10 (
Taxation ) in relation to
the payment of
all amounts due
and payable under,
or in respect
of, the
Notes and in relation
to the guarantee referred
to in subclause (iii)
above,
with, in the case of the
Notes but not such guarantee, the
substitution of
references
to
the
Former
Residence
with
references
to
the
New
Residence, and an
undertaking by the
Substitute Issuer to
indemnify each
Holder against any
Tax
that is imposed
on it by
(or by
any authority in
or
of)
the
New
Residence
and,
if
different,
the
jurisdiction
of
the
Substitute Issuer's organisation with
respect to any Note
and that would
not have been so imposed had the substitution not been made, as well as against any Tax, and any cost or expense, relating to such substitution;
(vi)
if the Substitute
Issuer is
not UBS Group
AG, FINMA
has approved such
substitution
(if
such
approval
is
then
required
under
applicable
Swiss
laws and
regulations), and
the Current
Issuer and
the Substitute
Issuer
have obtained all other necessary governmental and other approvals and consents for such substitution and for the
performance by the Substitute
Issuer of its obligations under the Substitution Documents;
(vii)
if the
Substitute Issuer
is not
organised under
the laws
of Switzerland,
the
Substitute
Issuer
has
appointed
a
process
agent
as
its
agent
in
Switzerland to receive service of
process on its behalf in
relation to any
legal proceedings arising out of or in connection with the Notes; and
(viii)
such substitution does
not give rise
to a Tax Event
or a Regulatory
Event.
(b)
Upon
any
substitution
pursuant
to
clause (a)
of
this
Condition 15,
(i) the
Substitute Issuer will succeed
to, and be substituted
for, and may
exercise every
right and power of, the
Current Issuer under the Notes with
the same effect as
if
the Substitute
Issuer had
been named
as Issuer
in these
Terms
and Conditions,
and (ii) the Current Issuer will be released from its obligations under the Notes.
(c)
After giving effect to any substitution pursuant to clause
(a) of this Condition 15,
(i) references to the "Issuer" in the Notes
and these Terms and Conditions will be
references to the Substitute Issuer, and (ii) references to the "Tax Jurisdiction"
in
the Notes and
these Terms and Conditions
will be read
and construed as
including
the
jurisdiction
of
establishment
of
the
Substitute
Issuer
and,
if
different,
the
jurisdiction in which
the Substitute Issuer
is resident for
tax purposes instead of
or
in
addition
to
(as
the
case
may
be)
references
to
the
jurisdiction
of
establishment of the Issuer and Switzerland.
16.
CONSOLIDATION, MERGER OR SALE
The
Issuer
will
not
consolidate with,
merge
with
or
into,
or
sell,
convey,
transfer
or
otherwise
dispose of
all or
substantially all
of its
property and
assets (as
an entirety
or substantially
as an
entirety in one transaction or a
series of related transactions) to, any
Person (other than with, into
or to any Person of
which at least 95 per cent.
of such Person's capital and
voting rights are held,
directly or indirectly,
by the Issuer)
or permit any
Person to merge
with or into
the Issuer unless
(a) the Issuer will be the
continuing Person, or (b) the Person
formed by such consolidation or
into
which the
Issuer is
merged or
that acquired
such property
and assets
of the
Issuer expressly
assumes

10322461924-v10

70-41097754
in writing (or, in the
case of an acquisition
of property and assets,
guarantees) all of the
obligations
of the Issuer under the Notes.
17.
FURTHER ISSUES
The
Issuer
may
from
time
to
time
without
the
consent
of
the
Holders
issue
further
notes
and,
provided
that such notes have the same terms and conditions
as the Notes in all respects (or in
all
respects except for the issue date and/or the first date on which interest is paid), such further notes
will be consolidated and
form a single series
with the Notes. If
the Issuer issues any
such further
notes pursuant to this
Condition 17, references in these Terms
and Conditions to "Notes" include
such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any amount
received or
recovered by
any Holder in
a currency
other than
USD (whether
as a
result
of, or of the enforcement of,
a judgment or order of a
court of any jurisdiction, in the
insolvency,
winding-up
or
dissolution
of
the
Issuer
or
otherwise)
under
the
Notes
will
only
constitute
a
discharge of
the Issuer
to the
extent of
the amount
in USD
that such
Holder is
able to
purchase
with the
amount so
received or
recovered in
such other
currency on
the date
of such
receipt or
recovery (or,
if it is not
practicable to purchase USD
with such amount
on such date,
on the first
date on which it is
practicable to do so). If the
amount of USD that such
Holder is able to purchase
is
less
than
the
amount
owed
by
the
Issuer
to
such
Holder
under
the
Notes,
the
Issuer
shall
indemnify
such Holder
against
any
loss sustained
by
it
as
a
result. In
addition, the
Issuer
shall
indemnify such Holder for the costs
of making such purchase. For purposes
of this Condition 18,
it is
sufficient
for
the relevant
Holder to
demonstrate that
it would
have suffered
a loss
had an
actual purchase been made. The indemnities under this Condition 18 will (a) constitute a separate
and independent obligation
from the Issuer's
other obligations hereunder, (b) give
rise to a
separate
and independent cause
of action, (c) apply
irrespective of any
indulgence granted by
any Holder
and (d) continue
in full
force and
effect despite
any other
judgment, order,
claim or
proof for
a
liquidated amount in respect of any amount due under the Notes or any other judgment or order.
19.
RULE 144A INFORMATION
If at
any time the
Issuer is neither
a reporting company
under Section 13 or
Section 15(d) of
the
US Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the US Exchange
Act, the
Issuer will
comply with
any applicable
requirements of
Rule 144A(d)(4) under
the US
Securities Act in relation to the Notes.
20.
NO SET-OFF BY HOLDERS
Subject
to
applicable
law,
each
Holder
and
Indirect
Holder,
by
acceptance
of
any
direct
or
beneficial interest in a Note, agrees that
it will not, and waives its right
to, exercise, claim or plead
any right of set-off, compensation or retention with respect to any amount owed to it by the Issuer in respect of, or arising in connection with, the Notes.
21.
GOVERNING LAW AND JURISDICTION
(a)
The Notes and all
non-contractual obligations arising
out of or in
connection with
the
Notes
are
governed
by
and
construed
in
accordance
with
the
laws
of
Switzerland.
(b)
The courts
of the
Canton of
Zurich (venue
being the
City of
Zurich) shall
have
exclusive jurisdiction to settle any disputes that may arise out of or in connection
with
the
Notes,
including
any
non-contractual
obligation
arising
out
of
or
in
connection with the Notes.